Exhibit (a)(1)

MICROSOFT CORPORATION

NOTICE TO ELIGIBLE EMPLOYEES OF STOCK OPTION TRANSFER PROGRAM

The Election Period for the Stock Option Transfer Program will end at

Midnight New York City/Eastern Time on Wednesday, November 12, 2003

Microsoft Corporation is making available to Eligible Employees the opportunity to realize some value for certain out-of-the-money employee stock options through a stock option transfer program that Microsoft has developed with JPMorgan Chase Bank and its affiliates. Participation in the Stock Option Transfer Program is completely voluntary. If you choose not to participate, you will keep your options with their current terms and conditions.

To make an informed decision about whether to participate, you should carefully review the information in this Notice and evaluate the data about your own options via the “Employee Election Tool” available on our internal online stock compensation web tool on https://stock under the Option Transfer tab. Additionally, you may want to consult with your financial, tax, legal or other advisors. If you do not have access to the Employee Election Tool, you should contact us at (425) 706-8853 or send email to compchng@microsoft.com.

You have until Midnight New York City/Eastern Time on Wednesday, November 12, 2003 (such time, as it may be extended, is the Election Deadline) to submit your election by any of the methods outlined in Section 5 of the section of this Notice entitled “Terms and Conditions.”

If you elect to participate in the Stock Option Transfer Program, you must transfer all of your Eligible Options. If you elect not to participate, your existing Eligible Options will remain outstanding on their current terms and conditions. Any options you hold that are not Eligible Options will remain outstanding on their current terms and conditions regardless of whether you participate in the Stock Option Transfer Program.

If you elect to participate in the Stock Option Transfer Program, you may not revoke your election after the Election Deadline. If you wish to withdraw your election to participate, you must do so prior to the Election Deadline as specified in Section 6 of the Terms and Conditions. The price of our stock may decline after your election has become irrevocable, which would cause you to receive a lower price for your options than you would have received if the stock price had not declined. We do not expect to and have no right to terminate the program based on changes in the price of our stock after the Election Deadline.

In addition, consummation by Microsoft of the Stock Option Transfer Program, including the acceptance of Eligible Options by Microsoft, is subject to the satisfaction or waiver of several conditions, not all of which will be satisfied or waived prior to the Election Deadline, including those described in Section 8 of the Terms and Conditions. Certain conditions will not be satisfied or waived until after the Election Deadline. If the conditions to the Stock Option Transfer Program are not satisfied or waived, the Stock Option Transfer Program may be terminated, in which case you will retain all of your Eligible Options on their current terms and conditions, the transfer of your Eligible Options will be rescinded and you will not be paid for any Eligible Options, regardless of whether you elected to participate in the Stock Option Transfer Program. The latest date by which we will either complete or terminate the Program is March 24, 2004.

Throughout this Notice, “Microsoft,” “Company,” “we,” “us” and “our” refer to Microsoft Corporation. “JPMorgan” refers to JPMorgan Chase Bank or its affiliates.

ELIGIBILITY

To be eligible to participate in the Stock Option Transfer Program, you must:

•	be an employee of Microsoft or its subsidiaries (advisors and consultants are not eligible employees nor are members of Microsoft’s Board of Directors) throughout the Election Period up to and including the Election Deadline, who is not employed in Belgium, Italy, or Pakistan; and

•	hold Eligible Options, which are vested and unvested stock options, incentive stock options and share appreciation rights, that:

•	are outstanding from the first day of the Election Period up to and including the Election Deadline;

•	were granted under the Microsoft 1991 Stock Option Plan, the Microsoft 2001 Stock Plan, the employee stock option plans that Microsoft assumed in connection with Microsoft’s acquisition of Visio Corporation, or the 1997 Share Appreciation Rights Plan;

•	have an exercise price per share (or in the case of a share appreciation right, a grant date value) equal to or greater than $33.00; and

•	expire on or after February 29, 2004.

You may view a complete list of your Eligible Options via the Employee Election Tool.

PRICING

Pricing.    The Total Payment will be determined based on the actual Average Closing Price of Microsoft’s common stock over an Averaging Period that will start no later than the first business day following the second calendar day after the Election Deadline and is scheduled to end 15 trading days later. More details on the Averaging Period and other, more general factors that influenced pricing are provided in Section 2 of the Terms and Conditions.

Estimating the Total Payment.    You may determine the Total Payment using a range of possible Average Closing Price scenarios provided in the Employee Election Tool. Because the actual Total Payment will be determined based on the actual Average Closing Price of our stock after your election is final, you will not know the amount of the Total Payment when you are required to make your decision whether to participate.

PAYMENT SCHEDULE

If you are eligible and you elect to participate in the Stock Option Transfer Program, the timing of the Initial Payment and Contingent Payment(s) will depend on the amount of the Total Payment and, as of the Election Deadline, your Employee Level and the country in which you are employed. There are different payment schedules for different countries. A summary of the schedule of payments expected to be made follows, based on country of employment as of the Election Deadline. No interest equivalent will be paid on Initial Payments under any circumstances.

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For all Eligible Employees except those employed in Australia, Canada, Czech Republic, Denmark, Finland, Germany, Hungary, India, Japan, Netherlands, Poland, Singapore, Spain, Trinidad & Tobago or Venezuela:

Expected Payment Schedule (% is of Total Payment)

If amount of the Total Payment is:	And if your Employee Level at the Election Deadline is:	And if you are continuously employed by Microsoft:

		Through the Election Deadline,	Throughout the two years from the last day of the Averaging Period,	Throughout the three years from the last day of the Averaging Period,

		Then, expected distribution no later than December 31, 2003:	Then, expected distribution no later than December 31, 2005:	Then, expected distribution no later than December 31, 2006:

		Initial Payment	First Contingent Payment Plus Interest Equivalent	Second Contingent Payment Plus Interest Equivalent

$20,000 or less	Any	100%	N/A	N/A

$20,000.01 or more	Levels 54-67	Greater of 33.33% or $20,000	Remainder plus interest equivalent	N/A

	Levels 68+	Greater of 33.33% or $20,000	50% of the remainder plus interest equivalent for this payment	The remaining amount plus interest equivalent for this payment

For Eligible Employees employed in Czech Republic, Finland, Hungary, Poland, or Trinidad & Tobago:

Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

For Eligible Employees employed in Australia, Canada, Denmark, India, Spain, or Venezuela:

Employees at Level 67 or below as of the Election Deadline: Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

Employees at Level 68 or above as of the Election Deadline: The Initial Payment will be a portion of the Total Payment equal to (1) the sum of (a) the top marginal income tax rate in the country in which you are employed expressed as a percentage and (b) 18%, multiplied by (2) the Total Payment. The first Contingent Payment, which we intend to pay no later than December 31, 2005, will be one-half of the remainder of the Total Payment. The second Contingent Payment, which we intend to pay no later than December 31, 2006, will be the other half of the remainder. The Contingent Interest Payment(s) will be based on the Contingent Payments as described in Section 2 of the Terms and Conditions.

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For Eligible Employees employed in Germany, Japan, Netherlands, or Singapore:

As of the date of this Notice, the tax authorities have not provided guidance on the applicable tax treatment for your participation in the Program.

Payment Schedule If Favorable Tax Treatment:  If the tax authorities confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the generally applicable payment schedule for all Eligible Employees, provided in the table above.

Payment Schedule If Unfavorable Tax Treatment:  If the tax authorities do not confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the payment schedule for Eligible Employees employed in Australia, Canada, Denmark, India, Spain or Venezuela, provided above.

The payment schedules described above assume that Microsoft will be able to make the Initial and Contingent Payment(s) on the next administratively feasible payroll date after the scheduled closing of the Stock Option Transfer Program and the scheduled vesting dates. We intend to make the payment before the end of the applicable calendar year.

Microsoft reserves the right to accelerate one or more of the payment schedules if there is an adverse tax ruling or other regulatory action that would, in Microsoft’s judgment taking into account the best interest of the affected employees, make it appropriate to accelerate the payment schedule.

All payments will be made to you less the appropriate tax withholding by the Company and similar deductions that we determine are required.

No interest equivalent will be paid on Initial Payments. During the vesting period for each Contingent Payment, we will credit the Contingent Payment account in an amount equivalent to interest earned monthly on each unpaid Contingent Payment at the three-month U.S. Treasury bill yield adjusted for a constant maturity, compounded monthly on an actual 365 day basis. This interest equivalent amount will be calculated using the period from the date JPMorgan is obligated to pay us for the transferred options (currently expected to be the third business day after the end of the Averaging Period) through the date on which the Contingent Payment vests. This Contingent Interest Payment will be subject to the vesting period(s) applicable to you so that it will only be made if and when the Contingent Payment is made.

PARTICIPATION INSTRUCTIONS

If you wish to participate in the Stock Option Transfer Program, you must submit your election to participate by Midnight New York City/Eastern Time on Wednesday, November 12, 2003, using the following instructions (including, if applicable, additional instructions on a paper copy of the Election Form). Eligible Employees who are on leave of absence will be sent a paper election packet with instructions about how to submit an election.

We have two different election procedure requirements, depending on the country in which you are employed.

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If you are employed in the United States or any other country not listed in the next paragraph, you will be able to submit your election to participate:

•	by following the instructions to make your election to participate in the Employee Election Tool on https://stock under the Option Transfer tab,

OR

•	by faxing or mailing your completed paper copy of the Election Form, marked to indicate your election to participate, to Mellon Investor Services at (201) 329-8456 or to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.” Forms may be requested by contacting Microsoft Stock Services at (425) 706-8853 or by email at compchng@microsoft.com.

The same procedures are used to withdraw an election to participate except that, if you do not use the Employee Election Tool to withdraw your election to participate, you will need to mark the Withdrawal Form to indicate your withdrawal.

If you are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay and you make your election to participate through the Employee Election Tool, you will be required to submit your election to participate by completing a two-step process:

(1)	elect to participate online through the Employee Election Tool on https://stock under the Option Transfer tab, and then

(2)	print and return a signed copy of your form (which will be presented to you via the Employee Election Tool) to Mellon Investor Services by facsimile to (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.”

In order for your election to be valid, Mellon Investor Services must RECEIVE your signed Election Form by the Election Deadline.

Regardless of the country in which you are employed, if you are an Eligible Employee who is on leave of absence, you will be sent a paper election packet with instructions about how to elect to participate. You may either fax or mail your completed paper copy of the Election Form, marked to indicate your election to participate, to Mellon Investor Services in time to arrive by the Election Deadline. However, as an Eligible Employee on leave (other than in the countries listed above), you may also elect to participate or to withdraw from participation using the Employee Election Tool by following the procedures set forth above and in Sections 5 and 6 of the Terms and Conditions.

Submission of your election by any other method will NOT be accepted. You may change your election by properly submitting an election to participate or to withdraw from participation until the Election Deadline. After this deadline, no elections to participate or to withdraw will be accepted.

If you submit your election to participate via the Employee Election Tool, unless you are employed in one of the countries where you are required to submit your election by completing the two-step process referred to above, you will promptly receive a confirmation through the tool. We recommend you print a copy of this confirmation for your records. If you are employed in one of the countries where you are required to complete the two-step process, your participation status will be reflected in the Employee Election Tool, and you will be sent an email confirmation when your submitted election is complete and has been recorded in our system.

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SOME FACTORS TO CONSIDER

None of Microsoft, Microsoft’s Board of Directors or JPMorgan makes any recommendation as to whether you should participate in this Stock Option Transfer Program.

In making your decision, you may want to consider the factors related to the likelihood of your continued employment at Microsoft through any required vesting period, your personal situation, the price of our common stock and Microsoft’s business prospects. These factors are discussed in detail in Question 24 of the Summary Term Sheet.

You should rely only on the information contained in this Notice or in our financial statements filed with the SEC. Microsoft has not authorized anyone to provide you with information different from that contained in this Notice or in the Employee Election Tool. We are making available to Eligible Employees the opportunity to participate in the Stock Option Transfer Program only in jurisdictions where we believe the Stock Option Transfer Program would be in compliance with the law. The information contained in this Notice is accurate only as of the date of this Notice, regardless of the time of delivery of this Notice to you.

If you have questions about the Stock Option Transfer Program or would like to request paper copies of this Notice, the Election and Withdrawal forms and other materials distributed to Eligible Employees, you may call (425) 706-8853 or email compchng@microsoft.com.

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			Page
I.	SUMMARY TERM SHEET		1
	Q1.	What is the Stock Option Transfer Program?	1
	Q2.	What is the purpose of the Program?	1
	Q3.	Am I eligible to participate in the Program?	1
	Q4.	Are Eligible Employees required to participate in the Program?	1
	Q5.	Which options may I transfer?	2
	Q6.	How is the price of my Eligible Options determined?	2
	Q7.	How can I find out how much I will receive?	2
	Q8.	Why can’t I know for certain the pricing of my Eligible Options before the Election Deadline? Why is there an Averaging Period?	3
	Q9.	Why is the Total Payment for my Eligible Options different from their value based on other methods of valuation, such as Black-Scholes?	3
	Q10.	Will all Eligible Options receive the same value per option as other Eligible Options with the same exercise price and expiration date?	6
	Q11.	When and how will I get paid if I transfer my Eligible Options? Will there be any vesting? What if I transfer my Eligible Options and then my employment with Microsoft terminates?	6
	Q12.	Will payments I receive for transferring my Eligible Options be considered compensation for purposes of my various Microsoft Benefits?	9
	Q13.	Are there any conditions that must be satisfied for the Program to be available to me?	9
	Q14.	If I elect to transfer my Eligible Options, do I have to transfer all of them or may I just transfer some of them?	10
	Q15.	If I elect to transfer my Eligible Options, may I exercise my Eligible Options during the Election Period or during the Averaging Period?	10
	Q16.	What are JPMorgan’s obligations to me under the Program?	10
	Q17.	What market activities will JPMorgan engage in, and how could they affect me?	10
	Q18.	Will I have to pay taxes if I transfer my Eligible Options?	11
	Q19.	What happens if I decide not to transfer my Eligible Options?	11
	Q20.	Will my decision whether to participate in the Program affect any future grant of equity awards to me?	12
	Q21.	When does my ability to elect to participate in the Program end? May the Election Period be extended, and if so, how will I know if it has been extended?	12
	Q22.	What do I need to do to transfer my Eligible Options?	12
	Q23.	If I submit an election, how do I withdraw my election? During what period of time may I withdraw my election?	14
	Q24.	What factors should I consider in deciding whether to transfer my Eligible Options? Does Microsoft or JPMorgan make any recommendations?	14
	Q25.	My former spouse has rights to some of my Eligible Options as a result of a divorce (or a pending divorce). Can I elect to transfer just some of my Eligible Options? Can my former spouse make elections?	20
	Q26.	To whom can I talk if I have questions?	20

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I.     SUMMARY TERM SHEET

The following are answers to some of the questions you may have about this Stock Option Transfer Program (which we sometimes refer to as the “Program”). We urge you to read carefully all of this Notice and the information provided in the Employee Election Tool (and, if applicable, the instructions on the paper copy of the Election Form) to familiarize yourself with full details of the Program. The information in this summary is not complete. Additional important information is contained in the remainder of this Notice, the Employee Election Tool, and the other Stock Option Transfer Program documents. We have included references to the relevant sections of the Terms and Conditions (which you will find immediately following this Summary Term Sheet) where you may find a more complete description of the topics in this summary. All capitalized terms are defined terms, and the location(s) of their definitions in this Notice are provided in the Index of Defined Terms following the Terms and Conditions.

Q1.    What is the Stock Option Transfer Program?

The Stock Option Transfer Program is a program intended to allow you to transfer all (but no less than all) of your Eligible Options in exchange for a Total Payment in cash, at least 33.33% of which will be paid upfront and the remainder of which will be paid to you later, subject to vesting. If you elect to participate in the Stock Option Transfer Program, your Eligible Options will be transferred under the Stock Option Transfer Program to JPMorgan and JPMorgan will make payment to us. For all Eligible Employees except those employed in Australia, Canada, Czech Republic, Denmark, Finland, Germany, Hungary, India, Japan, Netherlands, Poland, Singapore, Spain, Trinidad & Tobago or Venezuela, the following payment schedule applies. If the Total Payment to you is $20,000 or less, you will receive 100% of the Total Payment upfront. If the Total Payment exceeds $20,000, you will be paid upfront the greater of (i) 33.33% of the Total Payment, or (ii) $20,000, and the remainder will be paid in one or more Contingent Payments, subject to vesting, as described below and in Sections 1 and 3 of the Terms and Conditions. For all Eligible Employees in Australia, Canada, Czech Republic, Denmark, Finland, Germany, Hungary, India, Japan, Netherlands, Poland, Singapore, Spain, Trinidad & Tobago or Venezuela, see Sections 1 and 3 of the Terms and Conditions. If you are employed at Employee Level 68 or above as of the Election Deadline and your Total Payment exceeds $20,000, you will have two Contingent Payments payable to you, subject to vesting (“Employee Level” being a term used internally by Microsoft). Your participation in the Stock Option Transfer Program is completely voluntary.

Q2.    What is the purpose of the Program?

We believe that our greatest asset is our employees, and we are committed to providing competitive compensation packages. To keep our employees motivated and committed to the future of our Company, we developed this opportunity for employees to realize value in cash for certain outstanding employee stock options with exercise prices at or above $33.00 per share.

Q3.    Am I eligible to participate in the Program?

To be eligible to participate in the Stock Option Transfer Program, you must be an Eligible Employee. An “Eligible Employee” is a person who holds Eligible Options, is an employee of Microsoft or one of its subsidiaries (including a part-time employee or an employee on leave of absence) during the entire Election Period, up to and including the Election Deadline, and is not employed in Belgium, Italy, or Pakistan. Advisors, consultants and members of the Microsoft Board of Directors are not Eligible Employees.

Q4.    Are Eligible Employees required to participate in the Program?

No, participation in the Stock Option Transfer Program is completely voluntary.

Q5.    Which options may I transfer?

You may transfer all of your options or share appreciation rights (“Eligible Options”) that:

1.	are vested and unvested stock options, incentive stock options, or share appreciation rights;

2.	are outstanding from the first day of the Election Period up to and including the Election Deadline;

3.	were granted under the Microsoft 1991 Stock Option Plan, the Microsoft 2001 Stock Plan, the employee stock option plans, that Microsoft assumed in connection with Microsoft’s acquisition of Visio Corporation, or the 1997 Share Appreciation Rights Plan;

4.	have an exercise price per share (or in the case of a share appreciation right, a grant date value) equal to or greater than $33.00; and

5.	expire on or after February 29, 2004.

Some employees who joined Microsoft in connection with Microsoft’s acquisition of Navision a/s continue to hold options and/or warrants exercisable for Navision shares. These options and warrants are not Eligible Options.

Q6.    How is the price of my Eligible Options determined?

The pricing of every Eligible Option at every possible Average Closing Price was determined by negotiations between Microsoft and JPMorgan. The “Total Payment” for your Eligible Options will be determined using this negotiated pricing for your Eligible Options based on the actual Average Closing Price and will be the sum of the Initial Payment and all Contingent Payments, if any, for your Eligible Options transferred. The “Average Closing Price” means the arithmetic average (rounded up to the nearest 1/10,000 of a dollar) of the closing price of our common stock for every Available Trading Day during the Averaging Period. The “Averaging Period” means the period beginning no later than the first business day following the second calendar day after the Election Deadline and ending on and including the earlier of (i) Monday, December 15, 2003 or (ii) the 15th consecutive Available Trading Day. An “Available Trading Day” means a trading day on which (a) there is no market disruption, (b) Microsoft’s registration statement is available (pursuant to the terms of our agreements with JPMorgan) to be used by JPMorgan in connection with JPMorgan’s hedging activities (described below in Question 17 and in Section 10 of the Terms and Conditions), and (c) if JPMorgan so requests, we or our counsel has delivered a statement to JPMorgan regarding the availability of such registration statement. If the Averaging Period consists of five (5) or fewer Available Trading Days, then the Stock Option Transfer Program will be terminated, in which case you will retain all of your Eligible Options on their current terms and conditions, the transfer of your Eligible Options will be rescinded and you will not be paid for any Eligible Options, regardless of whether you elected to participate in the Stock Option Transfer Program.

Q7.    How can I find out how much I will receive?

You will be able to determine the Total Payment that you may receive for your Eligible Options based on possible Average Closing Prices by referring to the “Employee Election Tool” available on our internal online stock compensation web tool on https://stock under the Option Transfer tab. You may use a table in the tool to determine the Total Payment for your Eligible Options based on the range of possible Average Closing Prices shown in the table. The tool also has a calculator for determining the Total Payment for your Eligible Options for every possible Average Closing Price that you specify, up to $40 per share (such information available on the table and through the calculator together will be referred to as the “Pricing Information”). If you do not have access to the Employee Election Tool, you may contact Microsoft Stock Services at (425) 706-8853 for assistance in obtaining the Pricing Information for your Eligible Options.

All amounts stated in this Notice are stated in U.S. dollars. If you are employed outside the United States, any payments made to you will be converted from U.S. dollars to your local payroll currency. If your payment is made through our payroll process, the conversion will use Microsoft’s daily foreign exchange rate. If your payment is made directly to you outside of the payroll process, the conversion will use the market spot exchange rate on the date the payment is processed.

The Total Payment for your Eligible Options will be determined based on the actual Average Closing Price determined after the end of the Averaging Period, which may be lower than the closing price of our common stock at the Election Deadline. Therefore, it is possible that you will receive a lower price for your Eligible Options than you would have received if the price were based on the closing price of our common stock at the time your election becomes irrevocable.

Q8.    Why can’t I know for certain the pricing of my Eligible Options before the Election Deadline? Why is there an Averaging Period?

In designing the pricing mechanism for the Program, we have sought to obtain optimal pricing for your Eligible Options. As described in Section 9 of the Terms and Conditions, in order to provide improved pricing for transferred Eligible Options, JPMorgan will hedge its financial risk of owning the options after JPMorgan knows how many Eligible Options will be transferred under the Program.

If we had fixed a price for each Eligible Option prior to the Election Deadline, the price would have been fixed prior to the time that JPMorgan would be able to hedge its risk. This would have resulted in additional risk being borne by JPMorgan. Consequently, the price that JPMorgan would have been willing to pay for each Eligible Option would have been based on a significant discount to our then current stock price. The price per Eligible Option that JPMorgan will pay under the Stock Option Transfer Program is based on actual market prices (the Average Closing Price during the Averaging Period) as opposed to some significantly discounted actual market price. The Average Closing Price that will be used in the pricing in the Stock Option Transfer Program will yield a better price per option than a significantly discounted market price would if the Average Closing Price does not fall below the significantly discounted market price. There remains the possibility that a significant decline in the market price of our common stock would reduce the Average Closing Price below this significantly discounted market price.

The main effect of this design is that Eligible Employees are still subject to Microsoft stock price risk in the Stock Option Transfer Program and the Total Payment is a function of our stock price during the Averaging Period.

Having decided to determine the Total Payment after the Election Deadline, we then decided to use an Averaging Period so that the Total Payment that you receive for your Eligible Options will be based on the value of our common stock over a representative period of time, and will be less subject to any short-term price fluctuations. Also, as noted above, JPMorgan or its affiliates will be selling shares of our common stock in connection with their hedging. Because these sales may involve a large volume of our stock, if these sales were conducted on a single day or over a shorter period, these sales could have increased the risk of downward pressure on our stock price (and therefore on the Total Payment for your Eligible Options).

Q9.    Why is the Total Payment for my Eligible Options different from their value based on other methods of valuation, such as Black-Scholes?

As more fully described below, the Total Payment for your Eligible Options is based on the value of your Eligible Options after transfer to JPMorgan and related amendments, which may be lower than the theoretical value of the option in your hands. The pricing of every Eligible Option was determined by negotiations between Microsoft and JPMorgan, in part by reference to Black-Scholes and other option pricing models. The Total Payment for your Eligible Options will be determined after the end of the Averaging Period based on the actual Average Closing Price.

The value of the Eligible Options to you depends on many factors, including your view about the future price of Microsoft common stock, the likelihood of your continued employment at Microsoft, your tolerance for risk and other factors personal to you. There are two available ways to value your Eligible Options: what you think they are worth to you and what you can receive for them under the Stock Option Transfer Program. There is no independent market value for your Eligible Options because employee stock options are not transferable and do not have the kinds of terms that a market-valued option would have. As explained below, there are differences between your employee options, including vesting provisions, and options for which the various existing pricing models were designed. Options that are valued by and traded in the market do not have the restrictive provisions of employee options.

Valuation of any option is a complicated process, and represents an estimation, because such valuations are based on judgments about or approximations of future events. Some factors that affect the value of an option with a particular exercise price are: (1) value of the underlying security (in this case Microsoft common stock), (2) time to maturity of the option (in this case expiration date of the employee stock option, either as amended at the time of transfer to JPMorgan or as it currently exists), (3) expected future volatility of the underlying security (in this case Microsoft common stock), (4) interest rates based on present and future economic factors, and (5) dividend rates of Microsoft common stock. The first four factors have a positive correlation to the value of the option. This means that as each of the market value of Microsoft’s common stock, the time to maturity of the option, the expected future volatility of Microsoft’s common stock and interest rates increases, the value of the related option on Microsoft common stock increases. The last factor has a negative correlation to the value of the option. This means that as the dividend paid on Microsoft common stock increases, the value of the related option on Microsoft common stock decreases. The estimations of the factors related to future interest rates and volatility at any given time are subjective judgments about which views can differ, although such estimations are available from a number of publicly available sources.

A number of valuation models have been developed to estimate possible values of options. The best known among these valuation models is the Black-Scholes options pricing model. The Black-Scholes model estimates the value of an option based on assumed levels of volatility, interest rates and dividend rates in the future, and therefore the estimated valuation that the Black-Scholes model produces depends on judgments or approximations about these future events. However, the Black-Scholes model and other similar models are intended to estimate the value of an option that is both freely transferable and held by a financial institution or similar entity that has the ability to enter into offsetting hedging transactions. Employee stock options have neither of these characteristics.

Microsoft employee stock options are subject to vesting during employment and forfeiture on termination of employment. As a result, termination of employment prior to vesting or expiration of your options following termination of employment at a time when the relevant Eligible Options are “out-of-the-money” would render the relevant Eligible Options worthless. Any discount to the value of an employee stock option related to the uncertainty of future employment by any individual Eligible Employee is highly employee-specific and relates to factors that are unique to each individual, such as the individual’s career and personal plans, adequacy of performance in his or her current job, Microsoft’s plans for the business and region where the individual is employed and general business conditions in the industries where Microsoft operates.

It also is important to understand that assumptions about the expected future volatility of Microsoft common stock can have a very significant impact on the valuation of an Eligible Option. In using the Black-Scholes pricing model for traded options, the implied volatility is based on current and anticipated attributes of the underlying company and general market and not on historical volatility of the common stock (in this case Microsoft common stock) underlying the option. However, for accounting or other purposes, the volatility input into the Black-Scholes model often is the historical volatility of common stock underlying the option over a given period because it is an objective calculation using observable inputs. Thus, the price of the tradable option using implied volatility would be different than the price using the same model but using historical or other statistically based volatility inputs.

In general reducing the time to maturity (as will happen in the Stock Option Transfer Program for most of the Eligible Options) will reduce the model-based value of the employee stock option, possibly significantly. The Total Payment payable for the Eligible Options of any individual Eligible Employee will depend upon such individual factors as the number of Eligible Options held by a given Eligible Employee (the term of which would be reduced upon transfer), the duration and exercise price of options subject to such amendment, the exact combination of options held by the Eligible Employee and other factors described above. Each Eligible Employee should carefully consider his or her individual circumstances in making a decision about whether to participate in the Program.

We and our Board of Directors considered various factors in developing the Stock Option Transfer Program, including the pricing of the Eligible Options. The principal, and somewhat conflicting, considerations were (1) our compensation goals for the Stock Option Transfer Program and (2) our goals with respect to our existing shareholders in minimizing the risk of dilution for them. While neither we nor our Board of Directors makes any recommendation about whether you should participate in the Program, as described below, we and our Board of Directors believe that providing the Stock Option Transfer Program to our employees and shortening the expiration terms of a substantial number of the Eligible Options after transfer to JPMorgan balances our compensation goals with the interests of our shareholders.

First, our goal in granting the employee stock options was to provide compensation to our employees in the form of equity. Although equity-based compensation, such as stock options, subjects employees to some of the risks facing stockholders, we must also consider the competition for qualified employees in the technology sector in our decisions about how to achieve our compensation goals. In addition, the price performance of our common stock during much of the past five years has generally not allowed our employees to exercise their Eligible Options, and many of our employees hold employee stock options with exercise prices much higher than the recent price of our common stock.

Accordingly, our Board of Directors determined that employee stock options with exercise prices at or above $33.00 per share of our common stock (and stock appreciation rights with grant date values at $33.00 or above) were not sufficiently meeting our compensation goals and adopted the Stock Option Transfer Program to provide you with two choices:

(1) continue to hold your Eligible Options, retaining the potential to realize an unpredictable value in the future, a value that might be zero or that might exceed the Total Payment by a substantial amount, or

(2) participate in the Program, realizing value now and, if your payment schedule provides for Contingent Payment(s) and if you remain employed through the vesting period(s) for the Contingent Payment(s), realizing a predictable value in the future.

Second, in developing the Program, our Board of Directors also considered the interests of current shareholders and sought to minimize the risk that future exercise of the Eligible Options by JPMorgan might dilute shareholders’ ownership in the Company.

Accordingly, our Board of Directors determined that the expiration terms of certain Eligible Options that are transferred under the Program will be shortened. Shortening the expiration terms of these Eligible Options also has the effect of reducing the likelihood that these Eligible Options will be exercised by JPMorgan in the future, which minimizes the possibility of dilution of the interests of existing shareholders. Specifically, for Eligible Options whose expiration dates occur more than 36 months from the last day of the Averaging Period, we will shorten the expiration dates of such Eligible Options after transfer to JPMorgan to 36 months from such date, or in the case of the class of Eligible Options that were issued between February 14, 2000, and April 23, 2000, (excluding any matching grants) to employees then at Employee Level 68 or higher (the “Multi-Year Grant Options”), to 24 months from the last day of the Averaging Period. Eligible Options that are transferred under the Program whose terms expire less than 36 months (or 24 months in the case of Multi-Year Grant Options)

Shortening the expiration term of an option reduces its value. Thus, the price that JPMorgan is paying for your Eligible Options that will have their expiration terms shortened, and the Total Payment in connection with such Eligible Options, is based on these 36 month (or 24 month) expiration terms, as applicable, upon transfer of those Eligible Options to JPMorgan and is less than the amount that would have been paid if the expiration terms of those Eligible Options were not so shortened. The pricing of every Eligible Option was determined by negotiations between Microsoft and JPMorgan in part by reference to Black-Scholes and other option pricing models. The Total Payment for your Eligible Options will be determined based on the actual Average Closing Price, after the end of the Averaging Period.

Q10.    Will all Eligible Options receive the same value per option as other Eligible Options with the same exercise price and expiration date?

Yes, except that if you hold Multi-Year Grant Options, the value that you will receive for those options will be less than the value received for other Eligible Options with the same exercise price and expiration date. In order not to distort the compensatory purposes of the Stock Option Transfer Program, we deemed it appropriate for recipients of Multi-Year Grant Options to receive less value in connection with the transfer of those Eligible Options. See Section 1 of the Terms and Conditions.

Q11.    When and how will I get paid if I transfer my Eligible Options? Will there be any vesting? What if I transfer my Eligible Options and then my employment with Microsoft terminates?

All payments will be made to you less the appropriate tax withholding by the Company and similar deductions we determine are required. You will not receive any interest equivalent on the Initial Payment.

For purposes of this Notice, “Initial Payment” means the payment we intend to make no later than December 31, 2003 in the amounts described below in the payment schedules. In order to be entitled to the Initial Payment, you must be employed by us through the Election Deadline. “Contingent Payment” means the one or two portions of the Total Payment, remaining after payment of the Initial Payment, to be made after the applicable period of vesting. In order to be entitled to a Contingent Payment, you must be employed by us through the end of the applicable vesting period. There are two vesting periods. One, applicable to the first Contingent Payment for all Eligible Employees who do not receive their entire Total Payment as their Initial Payment, is two years after the end of the Averaging Period; the other, applicable to the second Contingent Payment for Eligible Employees at Level 68 and above, is three years after the end of the Averaging Period.

For all Eligible Employees except those employed in Australia, Canada, Czech Republic, Denmark, Finland, Germany, Hungary, India, Japan, Netherlands, Poland, Singapore, Spain, Trinidad & Tobago or Venezuela:

Expected Payment Schedule (% is of Total Payment)

And if you are continuously employed by Microsoft:

If amount of the Total Payment is:	And if your Employee Level at the Election Deadline is:	Through the Election Deadline,	Throughout the two years from the last day of the Averaging Period,	Throughout the three years from the last day of the Averaging Period,

		Then, expected distribution no later than December 31, 2003:	Then, expected distribution no later than December 31, 2005:	Then, expected distribution no later than December 31, 2006:

		Initial Payment	First Contingent Payment Plus Interest Equivalent	Second Contingent Payment Plus Interest Equivalent

$20,000 or less	Any	100%	N/A	N/A

$20,000.01 or more	Levels 54-67	Greater of 33.33% or $20,000	Remainder plus interest equivalent	N/A

	Levels 68+	Greater of 33.33% or $20,000	50% of the remainder plus interest equivalent for this payment	The remaining amount plus interest equivalent for this payment

For Eligible Employees employed in Czech Republic, Finland, Hungary, Poland or Trinidad & Tobago:

Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

For Eligible Employees employed in Australia, Canada, Denmark, India, Spain, or Venezuela:

Employees at Level 67 or below as of the Election Deadline: Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

Employees at Level 68 or above as of the Election Deadline: The Initial Payment will be a portion of the Total Payment equal to (1) the sum of (a) the top marginal income tax rate in the country in which you are employed expressed as a percentage and (b) 18%, multiplied by (2) the Total Payment. The first Contingent Payment, which we intend to pay no later than December 31, 2005, will be one-half of the remainder of the Total Payment. The second Contingent Payment, which we intend to pay no later than December 31, 2006, will be the other half of the remainder. The Contingent Interest Payment(s) will be based on the Contingent Payments as described in Section 2 of the Terms and Conditions.

For Eligible Employees employed in Germany, Japan, Netherlands, or Singapore:

As of the date of this Notice, the tax authorities have not provided guidance on the applicable tax treatment for your participation in the Program.

Payment Schedule If Favorable Tax Treatment: If the tax authorities confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the generally applicable payment schedule for all Eligible Employees, provided in the table above.

Payment Schedule If Unfavorable Tax Treatment: If the tax authorities do not confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the payment schedule for Eligible Employees employed in Australia, Canada, Denmark, India, Spain or Venezuela, provided above.

No interest equivalent will be paid on Initial Payments. During the vesting period for each Contingent Payment, we will credit to the Contingent Payment account an amount equivalent to interest earned monthly on each unpaid Contingent Payment at the three-month U.S. Treasury bill yield adjusted for a constant maturity, compounded monthly on an actual 365 day basis. This interest equivalent will be calculated using the period from the date JPMorgan is obligated to pay us for the transferred options (currently expected to be the third business day after the end of the Averaging Period) through the date on which the Contingent Payment vests. For each Contingent Payment, the sum of these monthly credits to the Contingent Payment account as of the date they are credited to your account is the “Contingent Interest Payment” related to that Contingent Payment. We will make all determinations about the applicable interest rate and the amount of any Contingent Interest Payment.

The payment schedules described above assume that Microsoft will be able to make the Initial and Contingent Payment(s) on the next administratively feasible payroll date after the scheduled closing of the Stock Option Transfer Program and the scheduled vesting dates. JPMorgan is obligated to pay Microsoft for the Eligible Options upon consummation of the Stock Option Transfer Program, which is scheduled to occur no later than three business days following the end of the Averaging Period. Microsoft plans to make the Initial Payment on the next administratively feasible payroll date after the scheduled closing of the Stock Option Transfer Program. Accordingly, Microsoft will hold funds received from JPMorgan for approximately two weeks prior to distributing the funds to the Eligible Employees who have elected to participate in the Stock Option Transfer Program.

Microsoft reserves the right to accelerate one or more of the payment schedules if there is an adverse tax ruling or other regulatory action that would, in Microsoft’s judgment taking into account the best interest of the affected Eligible Employees, make it appropriate to accelerate the payment schedule.

If your employment (including part-time employment or leave of absence) with us terminates for any reason after the Election Deadline but before the date on which one or more of the Contingent Payments would have become payable, you will be paid the Initial Payment. If your employment (including part-time employment or leave of absence) with us terminates for any reason after the Election Deadline but before the date that one or more of the Contingent Payments would have become payable, you will forfeit any Contingent Payment that has not vested and any Contingent Interest Payment related to that Contingent Payment. To receive the Initial Payment, you must remain employed with us until the Election Deadline. To receive each Contingent Payment, plus the Contingent Interest Payment related to the Contingent Payment, you must remain employed with us for the entire vesting period applicable to each Contingent Payment.

If your employment is terminated due to death or total and permanent disability, you or your estate will be entitled to receive any Contingent Payment that would have become payable had you remained employed for a period of 12 months after the date of your death or the date on which you ceased performing services as a result of total and permanent disability. You or your estate will also be entitled to receive the Contingent Interest Payment related to that Contingent Payment. This payment, if applicable, will be made promptly following your death or termination of employment due to permanent disability.

Q12.    Will payments I receive for transferring my Eligible Options be considered compensation for purposes of my various Microsoft Benefits?

None of the payments you may receive as a result of transferring Eligible Options will be considered part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, overtime, long-service awards, pension or retirement benefits or similar payments, or for purposes of Microsoft’s 401(k) plans, Microsoft’s Employee Stock Purchase Plan, or any other plans Microsoft or any of its subsidiaries provides or makes available to you. However, the funds received and taxes withheld for the transfer of the Eligible Options to JPMorgan will be reported by Microsoft as required.

Q13.    Are there any conditions that must be satisfied for the Program to be available to me?

The availability of the Stock Option Transfer Program is not conditioned on a minimum number of Eligible Employees participating in the Stock Option Transfer Program or on an aggregate minimum number of Eligible Options being transferred. In addition, there is no limit to the number of Eligible Options that may be transferred in the Stock Option Transfer Program. Subject to the conditions listed below, and as more fully described in Sections 7 and 8 of the Terms and Conditions, any Eligible Options that are properly and timely elected to be transferred in accordance with the terms of the Stock Option Transfer Program as provided in this Notice (including, if applicable, additional instructions on a paper copy of the Election Form) will be accepted by us, in exchange for the appropriate Total Payment.

Consummation by Microsoft of the Stock Option Transfer Program, including the acceptance of Eligible Options by Microsoft, is subject to the satisfaction or waiver of several conditions, not all of which will be satisfied or waived prior to the Election Deadline including:

•	the absence of a Stock Option Transfer Program Disruption Event, as described in Section 7 of the Terms and Conditions;

•	the absence of a termination of any of the Stock Option Transfer Program transaction documents between JPMorgan and Microsoft described in Section 9 of the Terms and Conditions;

•	performance by JPMorgan in all material respects of its obligations under the transaction documents, as described in Section 9 of the Terms and Conditions; and

•	the accuracy in all material respects of the representations and warranties regarding due authorization, validity, enforceability, noncontravention, and other similar matters made by JPMorgan in the Stock Option Transfer Program documents.

As more fully described in Section 8 of the Terms and Conditions, the Stock Option Transfer Program is subject to several conditions and, under certain circumstances, we may terminate the Stock Option Transfer Program. If the conditions to the Stock Option Transfer Program are not satisfied or waived or if the Stock Option Transfer Program is terminated, you will retain all of your Eligible Options on their current terms and conditions, the transfer of your Eligible Options will be rescinded, and you will not be paid for any Eligible Options, regardless of whether you elected to participate in the Stock Option Transfer Program.

Q14.    If I elect to transfer my Eligible Options, do I have to transfer all of them or may I just transfer some of them?

If you elect to participate in the Stock Option Transfer Program and the Stock Option Transfer Program is not terminated as explained in Section 8 of the Terms and Conditions, all of your Eligible Options will be transferred to JPMorgan. You will not be able to transfer less than all of your Eligible Options. For example, if you have three grants of options at exercise prices of $30, $35 and $40 and you decide to participate in the Stock Option Transfer Program, all of the $35 and $40 options will be transferred. The $30 options will not be transferred because $30 options are not Eligible Options. See Section 1 of the Terms and Conditions.

Q15.    If I elect to transfer my Eligible Options, may I exercise my Eligible Options during the Election Period or during the Averaging Period?

If you elect to transfer your Eligible Options, you may still exercise any of your vested Eligible Options to acquire common stock at any time during the Election Period. Your election to transfer Eligible Options will only apply to your Eligible Options that remain outstanding and unexercised at the Election Deadline.

If you have validly made and not withdrawn an election to participate as of the Election Deadline, you will not be able to exercise your Eligible Options after the Election Deadline unless the Stock Option Transfer Program is terminated as described in Section 8 of the Terms and Conditions. In the event of such a termination, during the period from the Election Deadline to the date Microsoft announces that the Stock Option Transfer Program has been terminated, you will not have been able to exercise your Eligible Options, and we will not compensate you or make you whole for any missed opportunity to exercise your Eligible Options as a result of your having participated in the Stock Option Transfer Program.

Q16.    What are JPMorgan’s obligations to me under the Program?

JPMorgan has no obligations to you under the Stock Option Transfer Program. Only we are obligated to make any payments to you for the Eligible Options that you transfer under the Stock Option Transfer Program, including the Initial Payment, Contingent Payment(s) and Contingent Interest Payment(s). JPMorgan is obligated to pay us if the Stock Option Transfer Program is consummated. JPMorgan’s role in the Stock Option Transfer Program is the result of a negotiated business arrangement between Microsoft and JPMorgan.

Q17.    What market activities will JPMorgan engage in, and how could they affect me?

JPMorgan has informed us that it intends to enter into market transactions to hedge its exposure to the ownership of the Eligible Options, as amended. These market transactions will include sales of our common stock that will take place during the Averaging Period, pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”).

During the Averaging Period, JPMorgan expects to sell shares of our common stock pursuant to the registration statement to establish its desired hedge position. JPMorgan expects to sell approximately equal numbers of shares on each day during the Averaging Period. These sales could have the effect of decreasing the market price of our common stock. If these sales decrease the market price of our common stock during the Averaging Period, this would cause you to receive a lower price for your Eligible Options under the Stock Option Transfer Program.

During the Election and Averaging Periods and after the end of the Averaging Period, JPMorgan also expects to sell additional shares pursuant to the registration statement to comply with regulatory requirements. These additional shares, together with the shares JPMorgan sells to establish its desired hedge position, will equal the total number of shares underlying all Eligible Options that are transferred under the Stock Option Transfer Program. The sales of these additional shares will not be made to establish a hedge position. As a result,

JPMorgan expects to purchase a number of shares in secondary market transactions approximately equal to the number of these additional shares it sells, on the same days it sells additional shares, so that JPMorgan will be in its desired hedge position after taking into account all such additional sales and corresponding purchases. The number of shares purchased may be a significant percentage of the number of shares sold under the registration statement and, depending on market factors and the terms of the transferred options, is likely to represent substantially more than half of the total number of shares sold. The sales and purchases that are not made to establish JPMorgan’s hedge position may take place before, during and after the Averaging Period.

JPMorgan may also buy or sell additional shares of our common stock or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Eligible Options. JPMorgan also may be active in the market for our common stock other than in connection with hedging activities in relation to the Stock Option Transfer Program. JPMorgan will make its own determination as to whether, when or in what manner any hedging or market activities in our securities will be conducted. Any of JPMorgan’s market activities with respect to our common stock may affect the market price and volatility of our common stock.

Q18.    Will I have to pay taxes if I transfer my Eligible Options?

For Eligible Employees subject to U.S. income and other taxes:

If you elect to transfer your Eligible Options under the Stock Option Transfer Program, we believe that you will recognize ordinary income for U.S. federal income tax purposes on any payments you receive upon receipt of such payment. The payments may also be subject to other taxes, such as federal employment, state, local and foreign taxes. Any payments will be made to you less the appropriate tax withholding by Microsoft and similar deductions that we determine are required. Depending on your personal tax situation, you may owe U.S. federal income taxes on the payments in excess of the amounts withheld.

We recommend that you consult with your own tax advisor to determine the tax consequences of transferring your Eligible Options. See Section 16 of the Terms and Conditions for more information on the U.S. federal income tax consequences of the Stock Option Transfer Program.

We have requested a ruling from the Internal Revenue Service (“IRS”) confirming the U.S. federal income tax consequences described above and in Section 16 of the Terms and Conditions.

For Eligible Employees subject to foreign taxes:

If you are subject to tax in a country outside the U.S., the tax consequences of participating in the Stock Option Transfer Program may differ depending on your country of residence. Please be sure to read the discussion in this Notice of the potential tax consequences in the country in which you are subject to tax. See your country-specific discussion in the Guide To Issues In Countries Other Than The United States at the end of this Notice.

Q19.    What happens if I decide not to transfer my Eligible Options?

Participation in the Stock Option Transfer Program is completely voluntary. If you elect not to participate, your existing Eligible Options will remain outstanding on their current terms and conditions. In addition, any options you hold other than Eligible Options will remain outstanding whether or not you participate in the Stock Option Transfer Program.

We do not plan to provide any other opportunities in the future that would be similar to this Stock Option Transfer Program in jurisdictions in which this offer is being made.

We believe that you will not be subject to current U.S. federal income tax if you decide to keep your Eligible Options. We do not believe that our making the Stock Option Transfer Program available to you will change any of the terms of your eligible incentive stock options. However, if you hold incentive stock options, the IRS may characterize the availability of the Stock Option Transfer Program as a “modification” of your incentive stock options, even if you decline to transfer your Eligible Options. A successful assertion by the IRS that the incentive stock options are modified could cause those options to be treated as nonqualified stock options.

We recommend that you consult with your own tax advisor to determine the tax consequences of not transferring your Eligible Options. See Section 16 of the Terms and Conditions for more information on the U.S. federal income tax consequences of the Stock Option Transfer Program.

We have requested a ruling from the IRS confirming the U.S. federal income tax consequences described above and in Section 16 of the Terms and Conditions. However, this ruling will not address whether the availability of the Stock Option Transfer Program will be characterized by the IRS as a “modification” resulting in your incentive stock options that are Eligible Options being treated as nonqualified stock options. You can determine if you hold incentive stock options by checking the Employee Election Tool. If you have further questions you should consult your own tax advisor.

Q20.    Will my decision whether to participate in the Program affect any future grant of equity awards to me?

No. As with all equity awards, the decision whether you receive an equity award in the future will be based on factors related to performance and compensation.

Q21.    When does my ability to elect to participate in the Program end? May the Election Period be extended, and if so, how will I know if it has been extended?

The Election Period for the Stock Option Transfer Program will end on Wednesday, November 12, 2003, at Midnight, New York City/Eastern Time, unless we extend it as explained in Section 7 of the Terms and Conditions (such time, as it may be extended, is referred to as the “Election Deadline”).

We may extend the Election Period for any of the reasons described in Section 7 of the Terms and Conditions.

If we extend the Election Period, we will publicly announce the extension no later than 9:00 a.m., New York City/Eastern Time, on the next business day following the date the period would have expired if not extended.

An extension of the Election Period may reduce the number of trading days used in determining the Average Closing Price. Any delay in completing the Election Period could also reduce the number of days available for the Averaging Period and thus increase the likelihood that the Stock Option Transfer Program could be terminated as described in Section 8 of the Terms and Conditions.

Q22.    What do I need to do to transfer my Eligible Options?

If you wish to participate in the Stock Option Transfer Program, you must properly submit your election to participate prior to the Election Deadline using the following instructions (and, if applicable, additional instructions on a paper copy of the “Election Form,” which is the functional equivalent of the process for electing to participate via the Employee Election Tool).

We have two different election procedures, depending on the country in which you are employed.

If you are employed in the United States or any other country not listed in the next paragraph, you will be able to submit your election to participate:

•	by following the instructions to make your election to participate in the Employee Election Tool on https://stock under the Option Transfer tab,

OR

•	by faxing or mailing your completed paper copy of the Election Form, marked to indicate your election to participate, to Mellon Investor Services at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.” Forms may be requested by contacting Microsoft Stock Services at (425) 706-8853 or by email at compchng@microsoft.com.

The same procedures are used to withdraw an election to participate except that, if you do not use the Employee Election Tool to withdraw your election to participate, you will need to mark the “Withdrawal Form” (which is the functional equivalent of the process for electing to withdraw from participation via the Employee Election Tool), to indicate your withdrawal from participation.

If you are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay and you make your election to participate through the Employee Election Tool, you will be required to submit your election to participate by completing a two-step process:

(1)	elect to participate online through the Employee Election Tool on https://stock under the Option Transfer tab, and then

(2)	print and return a signed copy of your form (which will be presented to you via the Employee Election Tool) to Mellon Investor Services by facsimile to (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.”

In order for your election to be valid, Mellon Investor Services must RECEIVE your signed Election Form by the Election Deadline.

Regardless of the country in which you are employed, if you are an Eligible Employee who is on leave of absence, you will be sent a paper election packet with instructions about how to elect to participate. You may either fax or mail your completed paper copy of the Election Form, marked to indicate your election to participate, to Mellon Investor Services in time to arrive by the Election Deadline. However, as an Eligible Employee on leave, you may also elect to participate or to withdraw from participation using the Employee Election Tool by following the procedures set forth above and in Sections 5 and 6 of the terms and conditions.

Submission of your election by any other method will NOT be accepted. You may change your election by properly submitting an election to participate or to withdraw from participation until the Election Deadline. After this deadline, no elections to participate or to withdraw will be accepted.

Submission of elections directly to Microsoft other than through the Employee Election Tool will NOT be accepted.

Your proper and timely use of any of these methods (or another method as otherwise specified in writing by our Chief Financial Officer, General Counsel, or Vice President of Human Resources) to submit an election to participate or an election to withdraw from participation will constitute a “Submitted Election.” To be timely, your election must be RECEIVED before the Election Deadline either by us via the Employee Election Tool or by Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.” If you are employed in one of the countries listed above which requires you to return a signed copy of your form and you make your election using the Employee Election Tool, then in addition to your online election, Mellon Investor Services must RECEIVE the signed copy of your Election Form either by facsimile or by mail before the Election Deadline. You are responsible for any untimely or otherwise improper submission.

If you have questions about making an election, you may contact Microsoft Stock Services at (425) 706-8853 or send email to compchng@microsoft.com. You should review this Notice (including, if applicable, additional instructions on a paper copy of the Election Form) before making your election.

Q23.    If I submit an election, how do I withdraw my election? During what period of time may I withdraw my election?

If you elect to participate in the Stock Option Transfer Program and you later want to withdraw your election to participate, you must submit your election to withdraw using any of the means that you could have used to submit an election to participate. See Question 22 and Section 6 of the Terms and Conditions. Your election to withdraw must be RECEIVED before the Election Deadline.

If you withdraw your election and you later decide you want to participate in the Stock Option Transfer Program, you may again elect to participate as long as you submit your election in accordance with the instructions in Section 5 of the Terms and Conditions by the Election Deadline. See Question 22 and Section 5 of the Terms and Conditions.

Q24.    What factors should I consider in deciding whether to transfer my Eligible Options? Does Microsoft or JPMorgan make any recommendations?

None of Microsoft, its Board of Directors, or JPMorgan makes any recommendation about whether you should participate in the Stock Option Transfer Program. Microsoft developed the Stock Option Transfer Program to achieve the Company’s compensation goals while protecting the interests of our shareholders. In an effort to balance these competing interests and goals, we determined that the expiration terms of certain Eligible Options that are transferred under the Stock Option Transfer Program will be shortened. Specifically, we decided to fix the expiration terms of all Eligible Options upon transfer to JPMorgan under the Stock Option Transfer Program to no more than 36 months (24 months for Multi-Year Grant Options) from the last day of the Averaging Period. Shortening the expiration term of an option reduces its value. The price that JPMorgan is paying for these Eligible Options, and consequently the Total Payment in connection with your Eligible Options, is based on these 36 month (or 24 month) expiration terms, as applicable, upon transfer of your Eligible Options to JPMorgan and is less than the amount that would have been paid if the expiration terms of your Eligible Options were not so shortened. Shortening the expiration terms of these Eligible Options also has the effect of reducing the likelihood that these Eligible Options will be exercised by JPMorgan in the future, which minimizes dilution of the interests of shareholders. Eligible Options that are transferred under the Program whose terms expire less than 36 months (or 24 months in the case of Multi-Year Grant Options) from the last day of the Averaging Period will have the same expiration dates upon transfer to JPMorgan as they did before such transfer, extended by the number of calendar days from (and including) December 5, 2003 to (but excluding) the last day of the Averaging Period, which we currently expect to be no later than December 9, 2003.

The pricing of every Eligible Option was determined by negotiations between Microsoft and JPMorgan in part by reference to Black-Scholes and other option pricing models.

In deciding whether to participate in the Stock Option Transfer Program, you may wish to consider the discussion in the preceding two paragraphs, the current terms and conditions of your Eligible Options in your hands, including their exercise prices and expiration dates, the terms and conditions of the Stock Option Transfer Program described in this Notice, and your personal situation and expectations. The following are some additional factors you may wish to consider:

Factors related to the likelihood of your continued employment at Microsoft:

•	If you do not participate, your Eligible Options will retain their current terms and conditions. If some of your Eligible Options are unvested on the date your employment terminates for any reason, you will lose those options. If some of your Eligible Options are vested on the date your employment terminates for any reason, you will retain the ability to exercise those options only for the period of time set forth in the agreement relating to your Eligible Options.

•	If you do participate, it is expected that you will receive the Initial Payment no later than December 31, 2003. If the Total Payment for your Eligible Options exceeds $20,000, the Contingent Payment(s) will be subject to vesting. If you have Contingent Payment(s) that are unvested on the date your employment terminates for any reason, you will lose those Contingent Payment(s) along with the Contingent Interest Payment(s) related to those Contingent Payment(s). If you have a Contingent Payment that is vested on the date your employment terminates for any reason, you will receive that Contingent Payment along with the Contingent Interest Payment related to that Contingent Payment.

Factors related to your expectations about the price of our common stock:

•	You will not know the price to be paid for the Eligible Options until after the time that you can elect to participate or elect to withdraw your participation. The price to be paid will be determined based on the Average Closing Price of the value of our stock during the Averaging Period. We have provided a set of tools in the Employee Election Tool to assist you in estimating the Total Payment for your Eligible Options in various stock price scenarios. The Average Closing Price cannot be extrapolated from prices of our stock prior to the Averaging Period. As described in Section 9 of the Terms and Conditions, JPMorgan expects to sell shares of our common stock to establish its desired hedge position. JPMorgan expects to sell approximately equal numbers of shares on each day during the Averaging Period. These sales could have the effect of decreasing the market price of our common stock. It is possible that the Average Closing Price will be substantially below prevailing prices during the Election Period. It is also possible that prices during the Averaging Period could rise so that some Eligible Options would be in-the-money or close-to-being-in-the-money. However, once the Election Deadline has passed, your election to participate is irrevocable, even if the price of our common stock changes significantly during the Averaging Period.

•	The percentage change in the price to be paid for the Eligible Options is greater (both increases and decreases) than the percentage change in the price of Microsoft stock. Thus, a small percentage decline in the average price for Microsoft stock necessarily results in a greater percentage decline in the Total Payment for your Eligible Options. In general, due to the leverage embedded in an option, any change in the value of the stock underlying any option results in a greater percentage change in the value of the option. This is true regardless of which option pricing model is used, and consequently is also true of the price to be paid for the Eligible Options.

•

If our stock price rises above the exercise price of your Eligible Options that are vested now or in the future, you could receive more value by exercising your Eligible Options in the future than you will receive if you participate in the Stock Option Transfer Program. However, if our stock price does not rise above the exercise price of your Eligible Options before the Eligible Options expire and you do not participate in the Stock Option Transfer Program, your Eligible Options would expire worthless. We can make no prediction about whether our stock price will rise or fall in the future. A number of valuation models have been developed to estimate possible values of options. The best known among these valuation models is the Black-Scholes options pricing model. The Black-Scholes model estimates the value of an option based on assumed levels of volatility, interest rates and dividend rates in the future, and therefore the estimated valuation that the Black-Scholes model produces depends on judgments or approximations about these future events. However, the Black-Scholes model, and other similar models, are intended to estimate the value of an option that is both freely transferable and held by a financial institution or similar entity that has the ability to enter into offsetting hedging transactions. Neither of these statements is true of employee stock options. As discussed in more detail in Question 9, in general, reducing the time to maturity (as will happen in the Stock Option Transfer Program for most of the Eligible Options) will reduce the Black-Scholes model-based value of the employee stock option, possibly significantly. The actual value to be received by any Eligible Employee will depend upon individual facts and circumstances, such as the number of Eligible Options held by a given Eligible Employee, the term of which would be reduced upon transfer, the duration and exercise price of the Eligible Options subject to such amendment, the exact combination of Eligible Options held by the employee and other factors described elsewhere in this Notice. Each Eligible Employee should carefully consider his or her individual circumstances in making a decision as to whether to participate in or withdraw from the Program.

Factors related to your personal situation:

•	Your personal financial situation and your need for current cash.

•	The Stock Option Transfer Program is a one-time opportunity to transfer Eligible Options. We do not plan to make any options transferable in the future or to offer a similar transfer program again in the same jurisdictions. Therefore, if you choose not to participate in the Stock Option Transfer Program, you should expect to hold your options until you exercise them or they expire. If our stock price does not rise above the exercise price of an Eligible Option by the time the Eligible Option expires, that Eligible Option will expire worthless.

•	We believe you will recognize ordinary income for U.S. Federal income tax purposes for payments when received. The payments may also be subject to other taxes. If you are subject to foreign taxes, the consequences of participating may differ depending on your country of residence. In deciding whether to participate in the Stock Option Transfer Program, we recommend that you consult with your own tax advisor to assess your current tax situation.

Factors related to the structure of the Stock Option Transfer Program

•	Your election decision will be irrevocable as of the Election Deadline and as described in Section 8 of the Terms and Conditions, consummation by Microsoft of the Stock Option Transfer Program, including the acceptance of Eligible Options by Microsoft, is subject to the satisfaction or waiver of several conditions, not all of which will be satisfied or waived prior to the Election Deadline.

•	If the Averaging Period consists of five or fewer Available Trading Days, then the Stock Option Transfer Program will be terminated and the opportunity to transfer your Eligible Options will be rescinded, no Eligible Options will be transferred, and you will not be paid for any Eligible Options.

•	The Stock Option Transfer Program is subject to certain conditions and terminating events as described in Sections 7 and 8 of the Terms and Conditions.

Factors related to Microsoft’s business:

•	Challenges to our business model may adversely affect our business. As a result of challenges to our business model, sales of our products may decline, we may have to reduce the prices we charge for our products, and our revenues and operating margins may consequently decline. Since our inception, our business model has been based upon customers agreeing to pay a fee to license software developed and distributed by us. Under this commercial software model, software developers bear the costs of converting original ideas into software products through investments in research and development, offsetting these costs with the revenues received from the distribution of their products. We believe the commercial software model has had substantial benefits for users of software, allowing them to rely on our expertise and the expertise of other software developers that have powerful incentives to develop innovative software that is useful, reliable, and compatible with other software and hardware. In recent years, there has been a growing challenge to the commercial software model, often referred to as the Open Source model. Under the Open Source model, software is produced by loosely associated groups of unpaid programmers, and the resulting software and the intellectual property contained therein is licensed to end users at substantially no cost. The most notable example of Open Source software is the Linux operating system. While we believe that our products provide customers with significant advantages in security and productivity, and generally have a lower total cost of ownership than Open Source software, the popularization of the Open Source model continues to pose a significant challenge to our business model, including recent efforts by proponents of the Open Source model to convince governments worldwide to mandate the use of Open Source software in their purchase and deployment of software products. To the extent the Open Source model gains increasing market acceptance, sales of our products may decline, we may have to reduce the prices we charge for our products, and revenues and operating margins may consequently decline.

•	Lack of compliance by others with existing legal protections or reductions in the legal protection for intellectual property rights of software developers could adversely affect our revenue. We defend our intellectual property rights, but unlicensed copying and use of software and intellectual property rights represents a loss of revenue to us. While this adversely affects U.S. revenue, the impact on revenue from outside the United States is more significant, particularly in countries where laws are less protective of intellectual property rights. Throughout the world, we actively educate consumers about the benefits of licensing genuine products and educate lawmakers about the advantages of a business climate where intellectual property rights are protected. However, continued educational and enforcement efforts may not affect revenue positively and further deterioration in compliance with existing legal protections or reductions in the legal protection for intellectual property rights of software developers could adversely affect revenue.

•	Claims from others that we infringe their intellectual property rights may adversely affect our operations. From time to time we receive notices from others claiming we infringe their intellectual property rights. The number of these claims may grow. Responding to these claims may require us to enter into royalty and licensing agreements on unfavorable terms, require us to stop selling or to redesign affected products, or require us to pay damages or to satisfy indemnification commitments with our customers. We have made and expect to continue making significant expenditures to acquire the use of technology and intellectual property rights, including via cross-licenses of broad patent portfolios.

•

Our new products, services and technologies may never be profitable. We have made significant investments in research, development and marketing for new products, services and technologies, including Microsoft .NET, Xbox, business applications, MSN, mobile and wireless technologies, and television. Significant revenue from new product and service investments may not be achieved for a number of years, if at all. Moreover, these products and services may never be profitable, and even if they are profitable, operating margins for these businesses are not expected to be as high as the margins we have historically experienced.

•	We are subject to a variety of claims and lawsuits and it is possible that one or more of these matters could be resolved in a manner that ultimately would have a material adverse impact on our business, and could negatively impact our revenues, operating margins, and net income. We are subject to a variety of claims and lawsuits, as described in Note 20—Contingencies of the Notes to Financial Statements included in our Form 10-K for the year ended June 30, 2003 and in other filings we make with the SEC. Adverse outcomes in some or all of the pending cases may result in significant monetary damages or injunctive relief against us. We are also subject to a variety of other claims and suits that arise from time to time in the ordinary course of our business. While management currently believes that resolving all of these matters, individually or in aggregate, will not have a material adverse impact on our financial position or our results of operations, the litigation and other claims noted above are subject to inherent uncertainties and management’s view of these matters may change in the future. If an unfavorable final outcome occurs, there exists the possibility of a material adverse impact on our financial position and the results of operations for the period in which the effect becomes reasonably estimable.

•	Actual or perceived security vulnerabilities in our products could adversely affect our revenues. Maintaining the security of computers and computer networks is an issue of critical importance for Microsoft and our customers. There are individuals and groups who develop and deploy viruses, worms and other malicious software programs that attack our products. While this is an industry-wide phenomenon that affects computers across all platforms, Microsoft’s customers have been victims of such attacks and will likely continue to be so. Microsoft is devoting significant resources to addressing these critical issues. We are focusing our efforts on engineering more secure products, optimizing security and reliability options and settings when we deliver products, and providing guidance to help our customers make the best use of our products and services to protect against computer viruses and other attacks on their computing environment. In addition, we are working to improve the deployment of software patches to address security vulnerabilities discovered after our products are released. We are also investing in mitigation technologies that secure customers from attacks even when such software patches are not deployed. We are also advising customers on how to help protect themselves from security threats through the use of our online automated security tools, our published security guidance and the deployment of security software such as firewalls, antivirus and other security software. Despite these efforts, actual or perceived security vulnerabilities in our products could lead some customers to seek to return products, to reduce or delay future purchases or to purchase competitive products. Customers may also increase their expenditures on protecting their computer systems from attack, which could delay adoption of new technologies. Any of these actions by customers could adversely affect our revenues.

•	Our revenue will be adversely affected by declines in demand for software. If overall market demand for PCs, servers and other computing devices declines significantly, or consumer or corporate spending for such products declines, our revenue will be adversely affected. Additionally, our revenues would be unfavorably impacted if customers reduce their purchases of new software products or upgrades to existing products because new product offerings are not perceived as adding significant new functionality or other value to prospective purchasers. A significant number of customers purchased license agreements providing upgrade rights to specific licensed products prior to the transition to Licensing 6.0 in July 2002. These agreements will expire in 2004 and 2005 and the rate at which such customers renew these contracts could adversely affect future revenues. We are also committing significant investments in the next release of the Windows operating system, code named Longhorn. If this system is not perceived as offering significant new functionality or value to prospective purchasers, our revenues and operating margins could be adversely affected.

•	Significant delays in new product releases or significant problems in creating new products could adversely affect our revenues. The development of software products is a complex and time-consuming process. New products and enhancements to existing products can require long development and testing periods. Significant delays in new product releases or significant problems in creating new products, particularly any delays in the Longhorn operating system, could adversely affect our revenues.

•	Economic conditions in our markets may result in reduced product sales and lower revenue growth. Continued softness in corporate information technology spending or other changes in general economic conditions that affect demand for computer hardware or software could adversely affect our revenues. Terrorist activity and armed conflict pose the additional risk of general economic disruption and could require changes in our international operations and security arrangements, thus increasing our operating costs. These conditions lend additional uncertainty to the timing and budget for technology investment decisions by our customers.

•	Because of increasing competition in the PC industry, we may experience reduced product sales and lower revenue growth. We continue to experience intense competition across all markets for our products and services. These competitive pressures may result in decreased sales volumes, price reductions, and/or increased operating costs, such as for marketing and sales incentives, resulting in lower revenues, gross margins and operating income.

•	The loss of certain tax benefits or assessment of additional taxes could have a significant negative impact on us. In August 2001, a World Trade Organization (“WTO”) dispute panel determined that the tax provisions of the FSC Repeal and Extraterritorial Income Exclusion Act of 2000 (“ETI”) constitute an export subsidy prohibited by the WTO Agreement on Subsidies and Countervailing Measures. The U.S. government appealed the panel’s decision and lost its appeal. If the ETI provisions are repealed and financially comparable replacement tax legislation is not enacted, the loss of the ETI tax benefit to us could be significant. We are subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in determining our worldwide provision for income taxes. In the ordinary course of our business, there are many transactions and calculations where the ultimate tax determination is uncertain. We are regularly under audit by tax authorities. Although we believe our tax estimates are reasonable, the final determination of tax audits and any related litigation could be materially different than that which is reflected in historical income tax provisions and accruals. Should additional taxes be assessed as a result of an audit or litigation, a material effect on our income tax provision and net income in the period or periods for which that determination is made could result.

•

Our third party and captive insurance arrangements have limits, and the potential liabilities with certain risks we face could exceed our insurance coverage. In addition to conventional third party insurance arrangements, we have entered into captive insurance arrangements for the purpose of protecting against possible catastrophic impact and other risks not covered by traditional insurance markets. As of June 30, 2003, potential coverage available under captive insurance arrangements was $1.0 billion, subject to deductibles, exclusions, and other restrictions. While we believe these arrangements are an effective way to insure against such risks, the potential liabilities associated with certain risks discussed in this Question 24 could exceed the coverage provided by such arrangements. Other issues and uncertainties that could have a negative effect on our business and results of operations include: (i) warranty and other claims for hardware products such as Xbox; (ii) the effects of the Consent Decree in U.S. v. Microsoft and Final Judgment in State of New York v. Microsoft on the Windows operating system and server business, including those associated with protocol and other disclosures required by the Decree and Final Judgment and the ability of PC manufacturers to hide end user access to certain new Windows features; (iii) the continued availability of third party distribution channels for MSN service and other online services; (iv) factors associated with our international operations; and (v) financial market volatility or other changes affecting the value of our investments, such as the Comcast Corporation securities held by us, that may result in a reduction in carrying value and recognition of losses including impairment charges.

•	Other issues and uncertainties may affect our business. Other issues and uncertainties that could have a negative effect on our business and results of operations include: (i) warranty and other claims for hardware products such as Xbox; (ii) the effects of the Consent Decree in U.S. v. Microsoft and the Final Judgment in State of New York v. Microsoft on the Windows operating system and server business, including those associated with protocol and other disclosures required by the Decree and Final Judgment and the ability of PC manufacturers to hide end user access to certain new Windows features; (iii) the continued availability of third party distribution channels for MSN service and other online services; (iv) factors associated with our international operations; and (v) financial market volatility or other changes affecting the value of our investments, such as the Comcast Corporation securities held by us, that may result in a reduction in carrying value and recognition of losses including impairment charges.

You will have to determine for yourself the relevance and importance to you of these and other factors in making your decision.

None of Microsoft, Microsoft’s Board of Directors or JPMorgan makes any recommendation about whether you should participate in the Stock Option Transfer Program. In addition, we have not authorized anyone to provide you with information different from the information contained in this Notice or in the Employee Election Tool. You must make your own decision whether or not to transfer your Eligible Options.

Q25.    My former spouse has rights to some of my Eligible Options as a result of a divorce (or a pending divorce). Can I elect to transfer just some of my Eligible Options? Can my former spouse make elections?

You may transfer all, but not less than all, of the Eligible Options that we have issued to you. If any of your Eligible Options are subject to a domestic relations order (or comparable legal document as the result of a pending divorce proceeding or the end of a marriage), you are responsible for ensuring that any election complies with the terms of such order or other document. Depending on your circumstances, you may need to consult with your current or former spouse prior to making an election. We will not accept elections to participate or withdrawals from anyone other than the Eligible Employee to whom the Eligible Options were issued.

Q26.    To whom can I talk if I have questions?

For additional information or assistance about the Stock Option Transfer Program, you may call (425) 706-8853 or email compchng@microsoft.com.

II.    TERMS AND CONDITIONS

1.    Eligibility; Requirement To Transfer All Or None; Election Period; Agreement To Amendment; Other Amendments; Transfer Of Title; Other Definitions.

The Stock Option Transfer Program is a program we are making available to you to allow you to transfer all (but not less than all) of your Eligible Options to JPMorgan and receive the Total Payment from us for your Eligible Options, provided you satisfy the terms and conditions of the Program.

Eligible Employees.    To be eligible to participate in the Stock Option Transfer Program, you must be an Eligible Employee. An “Eligible Employee” is a person who:

•	holds Eligible Options;

•	is an employee of Microsoft or one of its subsidiaries (including a part-time employee or an employee on leave of absence) during the entire Election Period, up to and including the Election Deadline;

•	is not an advisor or consultant of Microsoft or its subsidiaries or a member of Microsoft’s Board of Directors; and

•	is not employed in Belgium, Italy or Pakistan.

Eligible Options.    Eligible Employees may transfer for cash consideration all Eligible Options. “Eligible Options” are options or share appreciation rights that:

1.	are vested and unvested stock options, incentive stock options, or share appreciation rights;

2.	are outstanding from the first day of the Election Period up to and including the Election Deadline;

3.	were granted under the Microsoft 1991 Stock Option Plan, the Microsoft 2001 Stock Plan, the employee stock option plans that Microsoft assumed in connection with Microsoft’s acquisition of Visio Corporation, or the 1997 Share Appreciation Rights Plan (together, the “Option Plans”);

4.	have an exercise price per share (or in the case of a share appreciation right, a grant date value) equal to or greater than $33.00; and

5.	expire on or after February 29, 2004.

Some employees who joined Microsoft in connection with Microsoft’s acquisition of Navision a/s continue to hold options and/or warrants exercisable for Navision shares. These options and warrants are not Eligible Options.

As of September 30, 2003, all Eligible Employees (approximately 37,000 employees) as a group held Eligible Options to purchase a total of approximately 624,000,000 shares of our common stock. As of that date, 10,805,132,767 shares of our common stock were outstanding.

Your participation in the Stock Option Transfer Program is completely voluntary. Beginning on Wednesday, October 15, 2003, you will be able to access all information about the Stock Option Transfer Program through our Employee Election Tool. We will send you an email on Wednesday, October 15, 2003 that contains the hyperlink to the Employee Election Tool. If you do not receive the email, you may nevertheless access the Employee Election Tool, which will contain a hyperlink to this Notice. The Employee Election Tool will provide you with information about the number of Eligible Options you hold at each exercise price and the pricing for each grant of your Eligible Options at every possible Average Closing Price up to $40.00. If you are on leave of absence as of the first day of the Election Period, we will mail you a paper copy of this Notice along with a list of the number of Eligible Options you hold at each exercise price.

Requirement to Sell All or None.    If you elect to participate in the Stock Option Transfer Program and the Stock Option Transfer Program is not terminated as explained in Section 8 of the Terms and Conditions, all of your Eligible Options will be transferred JPMorgan. You will not be able to transfer less than all of your Eligible Options. For example, if you have three grants of options at exercise prices of $30, $35 and $40 and you decide to participate in the Stock Option Transfer Program, all of the $35 and $40 options will be transferred. The $30 options will not be transferred because $30 options are not Eligible Options.

Election Period.    You may elect to participate in or to withdraw from the Stock Option Transfer Program at any time during the period (the “Election Period”) beginning on Wednesday, October 15, 2003 and ending as of the Election Deadline currently scheduled to be Midnight, New York City/Eastern Time, on Wednesday, November 12, 2003. See Section 7 for a description of our rights to extend the Election Period and delay, terminate and amend the terms and availability of the Stock Option Transfer Program. Any election to participate or withdraw (either, an “election”) that is not properly submitted during the Election Period in accordance with Sections 5 and 6 will be void and will have no effect.

Agreement to Amend Options to Enable Transfer.    Your stock options currently are not transferable. So that the Stock Option Transfer Program may proceed, our Board of Directors has unanimously authorized and approved the amendment of the Eligible Options of Eligible Employees who elect to participate in the Stock Option Transfer Program to permit the Eligible Options to be transferred to JPMorgan through the Stock Option Transfer Program. Your election to participate in the Stock Option Transfer Program, if not withdrawn prior to the Election Deadline, will constitute your agreement and consent to this amendment.

Amendment of Options Transferred to JPMorgan.    All Eligible Options to be transferred to JPMorgan will be amended and restated pursuant to arrangements with JPMorgan described in Section 9. The amended and restated Eligible Options will have the following characteristics after transfer to JPMorgan.

•	The Eligible Options will no longer be authorized under any employee benefit option plan.

•	Other than the Multi-Year Grant Options, the Eligible Options will expire on the earlier of:

•	the existing expiration date for the Eligible Option, extended by the number of calendar days from (and including) December 5, 2003 to (but excluding) the last day of the Averaging Period; or

•	36 months from the last day of the Averaging Period.

•	The Multi-Year Grant Options will expire 24 months from the last day of the Averaging Period.

•	The Eligible Options will contain terms and conditions typical of equity option transactions entered into between sophisticated financial counterparties at arm’s-length using standard terms and definitions for equity derivatives published by the International Swaps and Derivatives Association, Inc.

The options originally issued as Multi-Year Grant Options are treated differently from other options. After transfer to JPMorgan, the Multi-Year Grant Options will have an expiration date earlier than other Eligible Options (except for other Eligible Options that currently have an expiration earlier than 24 months after the last day of the Averaging Period). An option with an earlier expiration date is less valuable than an option with a later expiration date. Thus, transfer of a Multi-Year Grant Option will entitle an Eligible Employee to less cash consideration than transfer of an Eligible Option with the same terms not issued as part of the Multi-Year Grant Options. Recipients of Multi-Year Grant Options are being treated differently with respect to those options because the recipients of those grants originally received significantly larger option grants than the typical annual grant for the recipient’s Employee Level. In order not to distort the compensatory purposes of the Stock Option Transfer Program, the Board of Directors believes it is appropriate for Eligible Employees transferring Multi-Year Grant Options to receive less value than Eligible Employees transferring Eligible Options not issued as part of the Multi-Year Grant Options.

Transfer of Legal Title to Eligible Options.    As of the Election Deadline, your election to participate in the Stock Option Transfer Program, if not withdrawn before the Election Deadline, will be binding on you to transfer and assign all of your right, title and interest in and to all of your Eligible Options to JPMorgan and will constitute your instruction to us to register on our books the transfer to JPMorgan of your Eligible Options, effective the date of transfer to JPMorgan, in accordance with Article 8 of the Uniform Commercial Code as adopted in Washington. The transfer to JPMorgan will not occur until payment by JPMorgan to us of an amount equal to the aggregate of all Total Payments for all Eligible Options transferred, which is scheduled to occur no later than three business days following the end of the Averaging Period. The transfer is subject to the condition that the Stock Option Transfer Program has not been terminated as explained in Section 8 of the Terms and Conditions.

Definitions.    We use the following terms in this Notice:

•	“business day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business in U.S. Dollars in New York City.

•	“closing price” means, with respect to our common stock on any Available Trading Day, the Official NASDAQ Closing Price of our common stock on such Available Trading Day.

•	“market disruption” means, in respect of our common stock, the occurrence or existence of: (i) any suspension of or limitation imposed by Nasdaq, the Archipelago Exchange (“ARCA”), the Chicago Board Options Exchange (the “CBOE”) or otherwise on trading of our common stock or futures or options contracts relating to our common stock; (ii) any event (other than an event described in clause (iii) below) that materially disrupts or impairs the ability of market participants to effect transactions in, or obtain market value for, our common stock or futures or options contracts relating to our common stock at any time during the one hour period that ends the regular trading session of Nasdaq, ARCA or the CBOE; (iii) the closure of Nasdaq, ARCA or the CBOE on any trading day on which it is open for trading during its regular trading session, prior to its scheduled closing time unless such earlier closing time is announced by Nasdaq, ARCA or the CBOE, as the case may be, at least one hour prior to the earlier of (A) the actual closing time for the regular trading session or (B) the submission deadline for orders to be executed at the end of the regular trading session; or (iv) any trading day on which Nasdaq, ARCA or the CBOE, as the case may be, fails to open for trading during its regular trading session.

•	“trading day” means any day (except November 28, 2003) on which Nasdaq, ARCA or the CBOE, as the case may be, is scheduled to be open for trading for its regular trading session.

2.    Valuation Of Options; Average Closing Price; Valuation Based On Possible Average Closing Prices.

Valuation of Options.    The Total Payment for your Eligible Options will consist of two components: the Initial Payment and the Contingent Payment(s). The principal considerations that we took into account in determining the pricing of Eligible Options and the terms of the Stock Option Transfer Program were our compensation goal for the Stock Option Transfer Program and the interests of our shareholders generally. We are making the Eligible Options transferable to JPMorgan with the goal of allowing our Eligible Employees to realize some value from their Eligible Options. We selected the factors that influenced the general pricing of the Eligible Options, including the expiration date of the Eligible Options after transfer to JPMorgan. See Section 1 for more information on the terms of the Eligible Options after transfer to JPMorgan.

Average Closing Price.    The “Average Closing Price” means the arithmetic average (rounded up to the nearest 1/10,000 of a dollar) of the closing price of our common stock for every Available Trading Day during the Averaging Period. The “Averaging Period” means the period beginning no later than the first business day following the second calendar day after the Election Deadline and ending on and including the earlier of (i) Monday, December 15, 2003 or (ii) the 15th consecutive Available Trading Day. An “Available Trading Day” means a trading day on which (a) there is no market disruption, (b) Microsoft’s registration statement is available (pursuant to the terms of our agreements with JPMorgan) to be used by JPMorgan in connection with JPMorgan’s hedging activities (described below in Question 17 and in Section 10 of the Terms and Conditions), and (c) if JPMorgan so requests, we or our counsel has delivered a statement to JPMorgan regarding the availability of such registration statement. If the Averaging Period consists of five or fewer Available Trading Days, then the Stock Option Transfer Program will be terminated, in which case you will retain all of your Eligible Options on their current terms and conditions, the transfer of your Eligible Options will be rescinded and you will not be paid for any Eligible Options, regardless of whether you elected to participate in the Program.

Valuation based on possible Average Closing Prices.    You will be able to determine the Total Payment that you may receive for your Eligible Options based on possible Average Closing Prices by referring to information available in the Employee Election Tool. You may use a table in the tool to determine the Total Payment for your Eligible Options based on a range of possible Average Closing Prices. The tool also has a calculator for determining the Total Payment for your Eligible Options for every possible Average Closing Price that you specify, up to $40 per share. If you do not have access to the Employee Election Tool, you may contact Microsoft Stock Services by telephone at the phone number provided in Section 5 for assistance in obtaining the Pricing Information.

3.    Payment For Eligible Options Transferred, Including Foreign Jurisdictions.

Payment for Eligible Options Transferred.    All payments will be made to you less the appropriate tax withholding by the Company and similar deductions we determine are required. You will not receive any interest equivalent on the Initial Payment.

For all Eligible Employees except those employed in Australia, Canada, Czech Republic, Denmark, Finland, Germany, Hungary, India, Japan, Netherlands, Poland, Singapore, Spain, Trinidad & Tobago or Venezuela:

Expected Payment Schedule (% is of Total Payment)

If amount of the Total Payment is:	And if your Employee Level at the Election Deadline is:	And if you are continuously employed by Microsoft:

		Through the Election Deadline,	Throughout the two years from the last day of the Averaging Period,	Throughout the three years from the last day of the Averaging Period,

		Then, expected distribution no later than December 31, 2003:	Then, expected distribution no later than December 31, 2005:	Then, expected distribution no later than December 31, 2006:

		Initial Payment	First Contingent Payment Plus Interest Equivalent	Second Contingent Payment Plus Interest Equivalent

$20,000 or less	Any	100%	N/A	N/A

$20,000.01 or more	Levels 54-67	Greater of 33.33% or $20,000	Remainder plus interest equivalent	N/A

	Levels 68+	Greater of 33.33% or $20,000	50% of the remainder plus interest equivalent for this payment	The remaining amount plus interest equivalent for this payment

For Eligible Employees employed in Czech Republic, Finland, Hungary, Poland or Trinidad & Tobago:

Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

For Eligible Employees employed in Australia, Canada, Denmark, India, Spain, or Venezuela:

Employees at Level 67 or below as of the Election Deadline:  Microsoft intends to pay 100% of the Total Payment no later than December 31, 2003.

Employees at Level 68 or above as of the Election Deadline:  The Initial Payment will be a portion of the Total Payment equal to (1) the sum of (a) the top marginal income tax rate in the country in which you are employed expressed as a percentage and (b) 18%, multiplied by (2) the Total Payment. The first Contingent Payment, which we intend to pay no later than December 31, 2005, will be one-half of the remainder of the Total Payment. The second Contingent Payment, which we intend to pay no later than December 31, 2006, will be the other half of the remainder. The Contingent Interest Payment(s) will be based on the Contingent Payments as described in Section 2 of the Terms and Conditions.

For Eligible Employees employed in Germany, Japan, Netherlands, or Singapore:

As of the date of this Notice, the tax authorities in these countries have not provided guidance on the applicable tax treatment for your participation in the Program.

Payment Schedule If Favorable Tax Treatment:  In the event that the tax authorities confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the generally applicable payment schedule for all Eligible Employees, provided in the table above.

Payment Schedule If Adverse Tax Treatment:  In the event that the tax authorities do not confirm that tax will be imposed only at the time of receipt of payment, your payment schedule will be the same as the payment schedule for Eligible Employees employed in Australia, Canada, Denmark, India, Spain or Venezuela, provided above.

Additional information regarding payments.    No interest equivalent will be paid on Initial Payments. For all Contingent Interest Payments, we will credit to the Contingent Payment account the sum of all Contingent Payments payable to you, subject to your satisfactory completion of vesting period(s) applicable to each Contingent Payment. Beginning on the date JPMorgan is obligated to make payment to us for the transferred options and for the duration of the vesting period applicable to each Contingent Payment not yet paid to you, we will credit the Contingent Payment account an amount equivalent to interest earned monthly on each unpaid Contingent Payment at the three-month U.S. Treasury bill yield adjusted for a constant maturity, compounded monthly on an actual 365 day basis. For each Contingent Payment, this interest equivalent amount will be calculated using the period from the date JPMorgan is obligated to make payment to us for an amount equal to the aggregate of all Total Payments for all Eligible Options transferred, which is scheduled to occur no later than three business days following the end of the Averaging Period, through the date on which the Contingent Payment vests. For each Contingent Payment, the sum of these monthly credits to the Contingent Payment account as of the date they are credited to your account is the Contingent Interest Payment related to that Contingent Payment. We will make all determinations about the applicable interest rate and the amount of any Contingent Interest Payment.

The payment schedules described above assume that Microsoft will be able to make the Initial and Contingent Payment(s) on the next administratively feasible payroll date after the scheduled closing of the Stock Option Transfer Program and the scheduled vesting dates.

Microsoft reserves the right to accelerate one or more of the payment schedules if there is an adverse tax ruling or other regulatory action that would, in Microsoft’s judgment taking into account the best interest of the affected employees, make it appropriate to accelerate the payment schedule.

The additional year of vesting required for the second Contingent Payment for Level 68 or above employees as of the Election Deadline is designed to provide an incentive for Level 68 and above employees to remain with us until 2006, which would coincide with the end of the period for measuring Company performance for purposes of the new Shared Performance Stock Award Program, our new long-term incentive program for Level 68 and above employees. The vesting dates, including the additional year of vesting, were chosen to coordinate the Contingent Payments for Level 68 and above employees with our current compensation program.

While the payment process for employees outside the United States may differ, all payments to all employees pursuant to the Stock Option Transfer Program, including all Initial Payments, Contingent Payments and Contingent Interest Payments, will be made as promptly as is administratively feasible.

If you are employed outside the United States, any payments made to you will be converted to your local payroll currency. If your payment is made through our payroll process, the conversion will use Microsoft’s daily foreign exchange rate. If your payment is made directly to you outside of the payroll process, the conversion will use the market spot exchange rate on the date the payment is processed.

None of the payments you receive at any point as a result of transferring your Eligible Options will be considered compensation for purposes of any of the benefits we have provided, or are providing, to you. However, the funds received and taxes withheld for the transfer of the options to JPMorgan will be reported as required by Microsoft.

If your employment (including part-time employment or leave of absence) with us terminates for any reason after the Election Deadline, but before the date on which one or more of the Contingent Payments would have become payable, you will be paid the Initial Payment. If your employment (including part-time employment or leave of absence) with us terminates for any reason after the Election Deadline but before the date that one or more of the Contingent Payments would have become payable, you will forfeit any Contingent Payment that has not vested and any Contingent Interest Payment related to that Contingent Payment. To receive the Initial Payment, you must remain employed with us until the Election Deadline. To receive a Contingent Payment, plus the Contingent Interest Payment related to that Contingent Payment, you must remain employed with us for the entire vesting period applicable to that Contingent Payment. If your employment is terminated due to death or total and permanent disability, you or your estate will be entitled to receive any Contingent Payment that would have become payable had you remained employed for a period of 12 months after the date of your death or the date on which you ceased performing services as a result of total and permanent disability plus the Contingent Interest Payment related to that Contingent Payment. This payment, if applicable, will be made promptly following your death or termination of employment due to permanent disability.

4.    Purpose Of The Program.

We believe that our greatest asset is our employees, and we are committed to providing competitive compensation packages. To keep our employees motivated and committed to the future of our company, we developed this opportunity for you to realize some value in cash for certain outstanding employee stock options with exercise prices at or above $33.00 per share.

5.    Procedures.

Making Your Election.    If you wish to participate in the Stock Option Transfer Program, you must submit your election to participate prior to the Election Deadline in accordance with the instructions in this Notice (including, if applicable, additional instructions on a paper copy of the Election Form). Eligible Employees who are on a leave of absence will be sent a paper election packet with instructions about how to submit an election.

We have two different election procedure requirements, depending on the country in which you are employed.

If you are employed in the United States or any other country not listed in the next paragraph, you will be able to submit your election to participate:

•	by following the instructions to make your election to participate in the Employee Election Tool on https://stock under the Option Transfer tab,

OR

•	by faxing or mailing your completed paper copy of the Election Form, marked to indicate your election to participate, to Mellon Investor Services at (201) 329-8456 or to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.” Forms may be requested by contacting Microsoft Stock Services at (425) 706-8853 or by email at compchng@microsoft.com.

The same procedures are used to withdraw an election to participate, except that, if you do not use the Employee Election Tool to withdraw your election to participate, you will need to mark the Withdrawal Form to indicate your withdrawal.

If you are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey

or Uruguay and you make your election to participate through the Employee Election Tool, for your election to be effective you also must complete an additional step to submit your election to participate:

(1)	elect to participate online through the Employee Election Tool on https://stock under the Option Transfer tab, and then

(2)	print and return a signed copy of your form (which will be presented to you via the Employee Election Tool) to Mellon Investor Services by facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.”

In order for your election to be valid, Mellon Investor Services must RECEIVE your signed Election Form by the Election Deadline.

Regardless of the country in which you are employed, if you are an Eligible Employee who is on leave of absence, you will be sent a paper election packet with instructions to follow. You must fax your completed paper copy of the Election Form, marked to indicate your decision to participate, to Mellon Investor Services in time to arrive by the Election Deadline. However, you may also elect to participate or to withdraw from participation using the Employee Election Tool by following the procedures set forth above.

Submission of your election by any other method will NOT be accepted. You may change your election by properly submitting an election to participate or to withdraw from participation until the Election Deadline. After this deadline, no elections to participate or to withdraw will be accepted.

Submission of elections directly to Microsoft other than through the Employee Election Tool will NOT be accepted.

To be timely, your election must be RECEIVED before the Election Deadline either by us via the Employee Election Tool or by Mellon Investor Services via facsimile at (201) 329-8456 or mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.” If you are employed in one of the countries listed above which requires you to return a signed copy of your form and you make your election using the Employee Election Tool, then in addition to your online election, Mellon Investor Services must RECEIVE the signed copy of your Election Form either by facsimile or by mail before the Election Deadline. You are responsible for any untimely or otherwise improper submission.

If you have questions about making an election, you may contact Microsoft Stock Services at (425) 706-8853 or send email to compchng@microsoft.com. You should review this Notice (including, if applicable, additional instructions on a paper copy of the Election Form) before making your election.

Confirmation of Election.    Upon submission of an electronic Submitted Election via the Employee Election Tool, you will promptly receive a confirmation of your election through the Employee Election Tool unless you are employed in one of the countries where you are required to submit your election by completing the two-step process referred to above. We recommend you print this confirmation for your records. If you are employed in one of the countries where you are required to complete the two-step process, your participation status will be reflected in the Employee Election Tool, and you will be sent an email confirmation when your submitted election is complete and has been recorded in our system.

After the end of the Averaging Period, information about the amount of the Total Payment for your transferred Eligible Options will be available on https://stock under the Option Transfer tab. After January 1, 2004, information about the amount of the Contingent Payment(s) (if any) for your transferred Eligible Options will be available at the same location or by calling Microsoft Stock Services at (425) 706-8853.

Determination of Validity; Rejection of Election; Waiver of Defects; No Obligation to Give Notice of Defects.    We will determine in our discretion questions about the eligibility of options, and the validity, form, and eligibility (including time of receipt) of Submitted Elections (including any changes of election). Our determination of these matters will be final and binding on all parties. We may reject any Submitted Elections (including changes of election) we determine were not properly made or submitted or if we determine your participation in the Stock Option Transfer Program would violate applicable law. Otherwise, unless the Stock Option Transfer Program is terminated as explained in Section 8 of the Terms and Conditions, properly and timely Submitted Elections that are not validly withdrawn will be accepted. We may waive any of the conditions for participation in the Stock Option Transfer Program or any defect or irregularity in any Submitted Elections (including changes of election) with respect to any particular Eligible Options or any particular Eligible Employee. No Eligible Options with respect to a particular Eligible Employee will be transferred until all defects or irregularities either have been cured by the Eligible Employee submitting his or her Submitted Election or have been waived by us. Neither we nor any other person is obligated to give notice of any defects or irregularities related to Submitted Elections, and no one will be liable for failing to give notice of any defects or irregularities.

6.    Withdrawal Of Election To Participate.

Procedures to Withdraw.    If you elect to participate in the Stock Option Transfer Program and you later want to withdraw your election to participate, you must submit your election to withdraw using one of the methods available for making an election to participate set forth in Section 5. If you are employed in the United States or any other country not listed in the following paragraph, you will be able to submit your election to withdraw through the Employee Election Tool, or by facsimile or mail to Mellon Investor Services at the facsimile number or address set forth in Section 5.

If you are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay and you make your election to withdraw through the Employee Election Tool, for your withdrawal to be effective you also must complete an additional step to submit your election to participate:

(1)	withdraw from participation online through the Employee Election Tool and then

(2)	print and return a signed copy of your form (which will be presented to you via the Employee Election Tool), marked to indicate your decision to withdraw, to Mellon Investor Services by facsimile or mail at the facsimile number or address set forth in Section 5.

In order for your election to withdraw to be valid, Mellon Investor Services must RECEIVE your signed Withdrawal Form by the Election Deadline.

If you do not have access to the online Employee Election Tool when you wish to withdraw your election, you will need to fax or mail your withdrawal form to Mellon Investor Services at the facsimile number or address set forth in Section 5 so that it is RECEIVED by the Election Deadline.

Ability to Participate After Withdrawal.    If you elect to withdraw your election to transfer your Eligible Options and you later decide you want to participate in the Stock Option Transfer Program and transfer your Eligible Options, you may elect to participate as long as you submit your election to participate in accordance with the instructions in Section 5 and we receive your Submitted Election by the Election Deadline. Submission of your election by any other method will not be accepted.

Neither we nor any other person is obligated to give you notice of any defects or irregularities in any Submitted Election or change of Submitted Election, and we will not be liable for failing to give notice of any defects or irregularities. We will make a determination of all ambiguities as to the form and validity, including time of receipt, of a Submitted Election and change of Submitted Election. Our determinations of these matters will be final and binding.

7.    Extension Of Election Period; Reduction Of Averaging Period.

If at any time during the Election Period, an Election Period Extension Event occurs, we may extend the Election Period; provided that the Election Period shall not be extended beyond November 28, 2003.

If an Election Period Extension Event occurs, we will use our reasonable best efforts to remedy the Election Period Extension Event as promptly as practicable, including by making all filings (including without limitation on Form 8-K under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) necessary to cause the Election Period Extension Event to terminate.

An “Election Period Extension Event” means the occurrence of:

•	an event (or existence of a condition) that has caused this Notice or the Employee Election Tool or the Election Form to include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•	a Stock Option Transfer Program Disruption Event.

A “Stock Option Transfer Program Disruption Event” means:

•	any action or proceeding, or pending action or proceeding, by any government agency, authority or tribunal or any other person, domestic or foreign, directly or indirectly, that prohibits the Stock Option Transfer Program or the transfer of the Eligible Options pursuant to the Stock Option Transfer Program, that in each case is reasonably expected to succeed and, if successful, is reasonably expected to materially and adversely affect the Stock Option Transfer Program taken as a whole; or

•	any action taken, or any approval withheld, by any court or any authority, agency or tribunal that would, directly or indirectly, make it illegal for a substantial number of our Eligible Employees to transfer their Eligible Options, for JPMorgan to make payment to us or otherwise prohibit full performance of the transactions contemplated in the Stock Option Transfer Program, that in each case would be reasonably expected to materially and adversely affect the Stock Option Transfer Program taken as a whole.

We may also, at any time prior to the Election Deadline, request that JPMorgan agree to an extension of the Election Deadline for any reason (other than the occurrence of an Election Period Extension Event). JPMorgan is required to consider such request in good faith and not unreasonably withhold its consent to such extension; however, the Election Period may not be extended beyond November 28, 2003.

An extension of the Election Period may reduce the number of trading days used in determining the Average Closing Price. Likewise, the occurrence of a market disruption during the Averaging Period could reduce the number of days available for the Averaging Period and thus increase the likelihood that the Stock Option Transfer Program could be terminated as described in Section 8 of the Terms and Conditions.

If we extend the Election Period, we will publicly announce the extension no later than 9:00 a.m., New York City/Eastern Time, on the day following the date the period would have expired if not extended.

Any determination we make concerning the events described in this Section 7 will be final and binding on all parties.

8.    Stock Option Transfer Program Conditions And Termination Events.

Consummation by Microsoft of the Stock Option Transfer Program, including acceptance of Eligible Options by Microsoft, is subject to the satisfaction or waiver of several conditions, not all of which will be satisfied or waived prior to the Election Deadline. The conditions include:

•	the absence of a Stock Option Transfer Program Disruption Event, described in Section 7 of the Terms and Conditions;

•	the absence of a termination of any of the Stock Option Transfer Program transaction documents between JPMorgan and Microsoft, described in Section 9 of the Terms and Conditions;

•	performance by Microsoft and JPMorgan in all material respects of their obligations under the transaction documents described in Section 9 of the Terms and Conditions;

•	the accuracy in all material respects of the representations and warranties regarding due authorization, validity, enforceability, noncontravention and other similar matters made by Microsoft and JPMorgan in the Stock Option Transfer Program documents; and

•	the absence of governmental action that would make JPMorgan’s hedging activities (as described in Section 9 of the Terms and Conditions) illegal.

All conditions must be satisfied or waived at or before the consummation of the Stock Option Transfer Program, which occurs when JPMorgan pays Microsoft for the Eligible Options.

The Stock Option Transfer Program may be terminated by JPMorgan or Microsoft under certain circumstances. Except as noted, termination may occur after the Election Deadline. The circumstances under which the Stock Option Transfer Program may be terminated include:

•	the mutual written agreement of Microsoft and JPMorgan;

•	by Microsoft during the Election Period if any event or events occur that have resulted or may result, in Microsoft’s reasonable judgment, in a material impairment of the contemplated compensatory objectives of the Program;

•	by either Microsoft or JPMorgan if the Averaging Period consists of five or fewer Available Trading Days; or

•	by JPMorgan if the Election Period is extended beyond November 28, 2003.

The Stock Option Transfer Program cannot be terminated at or after the closing of the Program Agreement, which occurs when JPMorgan is obligated to pay Microsoft for the Eligible Options. If not consummated by March 24, 2004, the Stock Option Transfer Program will be terminated.

If the Stock Option Transfer Program is so terminated, you will retain all of your Eligible Options on their current terms and conditions, the transfer of your Eligible Options will be rescinded and you will not be paid for any Eligible Options, regardless of whether you elected to participate in the Stock Option Transfer Program.

Any determination we make concerning the events described in this Section 8 will be final and binding on all parties.

9.    Role Of JPMorgan In The Program; Hedging Activities Conducted By JPMorgan; Arrangements With JPMorgan.

Role of JPMorgan.    If the Stock Option Transfer Program is not terminated as explained in Section 8 of the Terms and Conditions, JPMorgan will receive amended and restated options pursuant to the Stock Option Transfer Program and JPMorgan will deliver payment to us in an amount equal to the aggregate of all Total Payments for all Eligible Options transferred. These events are scheduled to occur no later than three business days following the end of the Averaging Period.

JPMorgan has no obligations to you under the Stock Option Transfer Program. Only we are obligated to make any payments to you for any Eligible Options that you elect to transfer under the Stock Option Transfer Program, including the Initial Payment, Contingent Payment(s) and Contingent Interest Payment(s). JPMorgan is obligated to pay us an amount equal to all Total Payments for all Eligible Options transferred, upon consummation of the Stock Option Transfer Program.

The pricing of every Eligible Option was determined by negotiations between Microsoft and JPMorgan in part by reference to Black-Scholes and other option pricing models.

Hedging Activities Conducted by JPMorgan.    JPMorgan has informed us that it intends to enter into market transactions to hedge its exposure to the ownership of the Eligible Options, as amended and restated. These market transactions will include sales of our common stock that will take place during the Averaging Period pursuant to a registration statement that we filed with the SEC.

During the Averaging Period, JPMorgan expects to sell shares of our common stock pursuant to the registration statement to establish its desired hedge position. JPMorgan expects to sell approximately equal numbers of shares on each day during the Averaging Period. These sales could have the effect of decreasing the market price of our common stock. If these sales decrease the market price of our common stock during the Averaging Period, this would cause you to receive a lower price for your Eligible Options under the Stock Option Transfer Program.

During the Election and Averaging Periods and after the end of the Averaging Period, JPMorgan also expects to sell additional shares pursuant to the registration statement to comply with regulatory requirements. These additional shares, together with the shares JPMorgan sells to establish its desired hedge position, will equal the total number of shares underlying all Eligible Options that are transferred under the Stock Option Transfer Program. The sales of these additional shares will not be made to establish a hedge position. As a result, JPMorgan expects to purchase a number of shares in secondary market transactions approximately equal to the number of these additional shares it sells, on the same days it sells additional shares, so that JPMorgan will be in its desired hedge position after taking into account all such additional sales and corresponding purchases. The number of shares purchased may be a significant percentage of the number of shares sold under the registration statement and, depending on market factors and the terms of the transferred options, is likely to represent substantially more than half of the total number of shares sold under the registration statement. The sales and purchases that are not made to establish JPMorgan’s hedge position may take place before, during and after the Averaging Period.

During the Averaging Period and after the end of the Averaging Period, JPMorgan also may buy or sell additional shares of our common stock or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Eligible Options. JPMorgan also may be active in the market for our common stock other than in connection with hedging activities in relation to the Stock Option Transfer Program. JPMorgan will make its own determination as to whether, when or in what manner any hedging or market activities in our securities will be conducted. Any of JPMorgan’s market activities with respect to our common stock may affect the market price and volatility of our common stock.

The following summaries are qualified in their entirety by reference to the complete text of the agreements, which are included as exhibits to the Schedule TO filed by us with the SEC on October 15, 2003:

Arrangements with JPMorgan.    We have entered into the following agreements with JPMorgan that relate to the role and activities of JPMorgan in connection with the Stock Option Transfer Program, including the advisory role of JPMorgan, its market activities in connection with the registration agreement as described in this Section 9 under “Hedging Activities Conducted by JPMorgan,” and the amendment and restatement of Eligible Options transferred to JPMorgan under the Program to conform them with the terms of stock options that are traded in the over-the-counter market, as described in Section 1 under “Amendment of Options Transferred to JPMorgan.” In addition, as explained in the answers to Questions 9, 16, and 24 and above in this Section 9, we determined the Pricing Information pursuant to negotiations between JPMorgan and us.

•	Engagement Letter. We have entered into an engagement letter with J.P. Morgan Securities Inc. under which we have obtained financial advisory services from J.P. Morgan Securities Inc. in connection with structuring, analyzing and evaluating the Stock Option Transfer Program. In exchange for these services, we agreed to designate J.P. Morgan Securities Inc. as the exclusive counterparty in the Stock Option Transfer Program and to pay JPMorgan an amount of up to $15 million, to be paid as follows: (i) an engagement fee of $6,000,000, (ii) an execution fee of $4,000,000 if more than 50% of the Eligible Options are transferred under the Program, and (iii) a supplemental execution fee of $5,000,000 if more than 75% of the Eligible Options are transferred under the Program. We will not know the total amount to be paid to JPMorgan under the engagement letter until after the Election Deadline.

•	Program Agreement. We have entered into a program agreement with JPMorgan, under which we have established certain structural terms related to the Stock Option Transfer Program (excluding the terms of our payments to our employees), as described in this Notice. These structural terms include the Pricing Information, the length of the Election Period and Averaging Period, the modifications that would be made to the Eligible Options upon transfer to JPMorgan, and the events that may result in an extension of the Election Period or termination of the Program. We have agreed to indemnify JPMorgan for certain liabilities related to the Stock Option Transfer Program, including liabilities relating to our withdrawal or termination of the Stock Option Transfer Program or our failure to comply with the terms of this Notice, liabilities under federal securities laws relating to this Notice and certain other disclosure documents related to the Stock Option Transfer Program, and liabilities resulting from breaches of representations and warranties made by us to JPMorgan regarding the Stock Option Transfer Program. We have also agreed to reimburse JPMorgan for some or all of its losses incurred in connection with various market activities if the Stock Option Transfer Program is terminated or if the Averaging Period is composed of fewer than 15 days and JPMorgan agreed to pay us some or all of its gains from such market activities.

•	Option Revisions. We have agreed with JPMorgan to amend the terms of the Eligible Options from those established under the employee stock option plans to those typically found in options traded over-the-counter.

•	Registration Agreement. We have entered into a registration agreement with JPMorgan and J.P. Morgan Securities Inc., under which we have agreed to take certain steps (including, among other things, filing with the SEC a registration statement) in order to enable J.P. Morgan Securities Inc. to make sales of up to 635,000,000 shares of our common stock. This registration statement initially was filed on September 16, 2003. The number of shares that J.P. Morgan Securities Inc. offers will be equal to the number of shares underlying all of the Eligible Options that are transferred under the Stock Option Transfer Program. We have agreed to pay JPMorgan a fee of $0.02 for each of our shares sold by J.P. Morgan Securities Inc. under the registration statement, not in excess of the number of shares underlying all options transferred under the program. We will not know the total amount of this fee until after the Election Deadline.

10.    Price Range Of Microsoft Common Stock.

Our common stock is quoted on Nasdaq under the symbol “MSFT.” The following table shows, for the quarters and fiscal years indicated, the high and low sales prices per share of our common stock as reported by Nasdaq. The prices in this table have been adjusted to reflect the 2-for-1 stock split that was effective February 18, 2003.

	High	Low
Quarter ended:

Fiscal Year 2004

September 30, 2003	$29.96	$25.54

Fiscal Year 2003	$29.12	$21.42

June 30, 2003	$26.38	$23.67
March 31, 2003	$28.49	$22.79
December 31, 2002	$29.12	$21.89
September 30, 2002	$27.43	$21.42

Fiscal Year 2002	$36.29	$24.31

June 30, 2002	$30.19	$24.31
March 31, 2002	$34.93	$29.00
December 31, 2001	$34.75	$25.90
September 30, 2001	$36.29	$24.86

Fiscal Year 2001	$41.00	$20.75

June 30, 2001	$36.84	$25.97
March 31, 2001	$32.35	$21.69
December 31, 2000	$35.44	$20.75
September 30, 2000	$41.00	$30.16

As of October 14, 2003, the last reported sale price of our common stock, as reported by Nasdaq, was $28.68 per share.

11.    Source And Amount Of Consideration.

The funds used to pay the cash consideration for Eligible Options will come from our cash on hand. We expect to receive from JPMorgan an amount equal to the aggregate of all Total Payments for all Eligible Options transferred, but receipt of those funds is not a condition of our obligation to pay you cash consideration for your transfer. As of September 30, 2003, approximately 624,000,000 Eligible Options are held by approximately 37,000 Eligible Employees. It is not possible to determine the aggregate of all Total Payments that will be required to be made for Eligible Options transferred because we do not know how many Eligible Options will be transferred under the Stock Option Transfer Program, what the exercise prices will be of the Eligible Options transferred, or what the Average Closing Price during the Election Period will be. The following table illustrates the Total Payments at different Average Closing Prices if all of the Eligible Options were transferred under the Stock Option Transfer Program.

	At Average Closing Price
	$22.00	$27.00	$32.00

Total Payments for all Eligible Options	$313,000,000	$919,000,000	$1,975,000,000

12.    Information About Microsoft, Including Summary Financial Information.

We were founded as a partnership in 1975 and incorporated in 1981. Our mission is to enable people and businesses throughout the world to realize their full potential, and our vision is empowering people through great software – any time, any place, and on any device. We develop, manufacture, license, and support a wide range of software products for a multitude of computing devices. Our software products include scalable operating systems for servers, personal computers (PCs), and intelligent devices; server applications for client/server environments; information worker productivity applications; business solutions applications; and software development tools. We provide consulting services and product support services and train and certify system integrators and developers. We sell the Xbox video game console, along with games and peripherals. Our online businesses include MSN subscriptions and the MSN network of Internet products and services.

We also research and develop advanced technologies for future software products. A significant portion of our focus is on our .NET architecture. Using common industry standards based on Extensible Markup Language (XML), a universal language for describing and exchanging data, our goal is to enable seamless sharing of information across many platforms and programming languages, and over the Internet, with XML Web services. In addition, we have embarked on a long-term initiative called Trustworthy Computing that aims to bring an enhanced level of security, privacy, reliability, and business integrity to computer systems.

On January 16, 2003, we declared our first annual dividend of $0.08 per share of common stock, payable March 7, 2003, to our shareholders of record at the close of business on February 21, 2003. On September 12, 2003, we declared our second annual dividend of $0.16 per share of common stock, payable November 7, 2003, to our shareholders of record at the close of business on October 17, 2003.

Microsoft has no current plans or proposals relating to any of the following: (i) any extraordinary transaction, such as a merger, reorganization or liquidation; (ii) any purchase, sale or transfer of a material amount of assets; (iii) any change in the present board of directors or management except for expansion of the Microsoft Board of Directors from eight to ten members; (iv) any other material change in Microsoft’s corporate structure or business; (v) any class of Microsoft’s common stock losing authorization to be quoted on Nasdaq; (vi) except pursuant to the Stock Option Transfer Program, the registered sale of common stock under Form S-3 in connection with the Stock Option Transfer Program, and Microsoft’s employee stock plans and benefit plans, the acquisition by any person of additional securities of Microsoft, or the disposition of securities of Microsoft; and (vii) any changes in Microsoft’s articles of incorporation or bylaws or other actions that could impede the acquisition of control of Microsoft.

Our principal executive offices are located at One Microsoft Way, Redmond, Washington 98052-6399, and our telephone number is (425) 882-8080. However, if you have any questions regarding the Stock Option Transfer Program, you may contact Microsoft Stock Services at (425) 706-8853 or email compchng@microsoft.com.

Summary Financial Information (in millions, except for per share data)

Set forth below is a selected summary of our financial information for the years ending June 30, 2002, and June 30, 2003. The summary financial information was derived from our financial statements included in our annual report in Item 8 on Form 10-K for the fiscal year ended December 31, 2003, and should be read together with the financial statements and related notes included in that report. Since the selected summary financial information set forth below is not accompanied by an audit report, it is considered unaudited.

Year ended June 30	2002(2)	2003(3)

Revenue	$28,365	$32,187

Operating income	11,910	13,217

Net income	7,829	9,993

Basic earnings per share(1)	0.72	0.93

Diluted earnings per share(1)	0.70	0.92

Current assets	48,576	58,973

Noncurrent assets	19,070	20,598

Current liabilities	12,744	13,974

Noncurrent liabilities	2,722	4,577

(1)	Earnings per share have been restated to reflect a two-for-one stock split in February 2003.

(2)	Fiscal year 2002 includes $4.32 billion (pre-tax) in impairments of certain investments, primarily related to our AT&T investment and further declines in the fair values of European cable and telecommunications holdings, and a $1.25 billion (pre-tax) gain on the sale of Expedia, Inc.

(3)	Fiscal year 2003 includes $1.15 billion (pre-tax) in impairments of certain investments.

13.    Interests Of Directors And Officers; Transactions And Arrangements.

A list of our directors and executive officers, together with their aggregate Eligible Option holdings, is attached to this document as Schedule A. As of September 30, 2003, our executive officers and non-employee directors (22 persons) as a group held Eligible Options to purchase a total of 41.5 million shares of our common stock. This represented approximately 6.6% of the shares subject to all Eligible Options. We do not know if any of our executive officers will participate in the Stock Option Transfer Program. Members of our Board of Directors are not eligible to participate in the Stock Option Transfer Program. Messrs. Ballmer and Gates do not own any options to purchase our common stock.

Neither we, nor, to the best of our knowledge, any of our directors or executive officers, nor any affiliates of us or our directors or executive officers, have engaged in transactions involving Eligible Options during the 60 days prior to this Notice.

There is no agreement, arrangement or understanding between Microsoft, or, to the best of our knowledge, any of our executive officers or members of the Board of Directors, and any other person for the purchase or acquisition from Microsoft of any of our securities, except for the following as of September 30, 2003:

•	outstanding options to purchase an aggregate of 47,606,410 shares of common stock pursuant to our 1991 Stock Option Plan, as amended;

•	outstanding options to purchase an aggregate of 22,083,400 shares of common stock pursuant to our 2001 Stock Plan;

•	outstanding options to purchase an aggregate of 1,120,000 shares of common stock pursuant to our option plans for non-employee directors. These options to purchase our shares that are owned by members of the Board of Directors are not eligible to be transferred in the Stock Option Transfer Program; and

•	plans providing for the sale of up to 20,372,000 shares of common stock, pursuant to plans under Rule 10b5-1 under the Securities Exchange Act of 1934.

14.    Status Of Eligible Options Transferred; Accounting Consequences To Microsoft Of The Program.

Eligible Options that are transferred under the Stock Option Transfer Program will be amended and transferred to JPMorgan to hold until it either exercises the options or the options expire. JPMorgan will not be able to transfer or sell the options it acquires through the Stock Option Transfer Program to any third party, other than to its affiliates. If the options expire without being exercised, the shares of common stock that may be purchased under those options will not be returned to the Option Plans. The primary effect on us of the Stock Option Transfer Program will be a charge to earnings related to unrecognized compensation cost of unvested Eligible Options transferred in the Stock Option Transfer Program.

15.    Legal Matters; Regulatory Approvals.

We are not aware of any pending legal proceedings relating to the Stock Option Transfer Program, any license or regulatory permit that appears to be material to our business that might be adversely affected by the Stock Option Transfer Program, or any approval or other action by any government or regulatory authority or agency that is required (but has not been obtained) for participation in the Stock Option Transfer Program, except for certain exemptive or notice filings that may be required in certain countries outside the U.S. We have made certain applications to clarify the tax treatment of the Stock Option Transfer Program in certain countries outside the U.S. and certain exemptive exchange control and securities filings that are required or advisable to offer the Stock Option Transfer Program in certain countries outside the U.S. If any other approval or action, exemptive filing or notice filing should be required, we will use reasonable efforts to seek the approval, take the action or make such filing. If a Stock Option Transfer Program Disruption Event occurs, we may extend the Election Period, delay the performance of the transactions contemplated in the Stock Option Transfer Program, or terminate the Stock Option Transfer Program, as described in Sections 8 and 9. We cannot assure you that we would be able to obtain any required approval, take any other required action or make any required filing in connection with the Stock Option Transfer Program. In addition, our failure to obtain any required approval, take any required action or make any required filing in connection with the Stock Option Transfer Program might result in harm to our business.

Holders of Eligible Options who are employed in Belgium, Italy or Pakistan are not eligible to participate in the Stock Option Transfer Program. If at any time, we become aware of any jurisdiction where participation in the Stock Option Transfer Program according to its current terms violates the law, we will make a good faith effort to comply with the law. If we cannot comply with the law, the Stock Option Transfer Program will not be made available to the otherwise Eligible Employees employed in that jurisdiction.

If we are prohibited by applicable laws or regulations from offering the Stock Option Transfer Program or required to obtain a license or regulatory permit or make any other filing before offering the Stock Option Transfer Program in a particular country, we will not offer the Stock Option Transfer Program in that country, unless we obtain the necessary license or make the requisite filing.

16.    Material U.S. Federal Income And Other Tax Consequences.

The following is a general summary of the material U.S. federal income tax consequences of the Stock Option Transfer Program. This summary does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances. This summary also does not address the federal employment, state, local and foreign tax consequences of the Stock Option Transfer Program. Before deciding whether to transfer your Eligible Options under the Stock Option Transfer Program, we recommend that you consult with your tax advisor to determine the tax consequences of such a decision.

We have requested a ruling from the Internal Revenue Service confirming the U.S. federal income tax consequences described below. However, this ruling will not address whether the availability of the Stock Option Transfer Program will be characterized by the IRS as a “modification” resulting in the incentive stock options that are Eligible Options being treated as nonqualified stock options. You can determine if you hold incentive stock options by checking the Employee Election Tool. If you have further questions you should consult your own tax advisor.

Employees Who Transfer Options.    If you elect to transfer your Eligible Options under the Stock Option Transfer Program, we believe that you will recognize ordinary income for U.S. federal income tax purposes on any payment you receive under the Stock Option Transfer Program upon receipt of the payment. The payments may also be subject to other taxes, such as federal employment, state, local and foreign taxes.

All payments will be made to you less the appropriate tax withholding by the Company and similar deductions that we determine are required. Depending on your personal tax situation, you may owe U.S. federal income taxes on the payments in excess of the amounts withheld.

When you recognize ordinary income for U.S. federal income tax purposes on a payment, we would generally be entitled to a corresponding U.S. federal income tax deduction.

Employees Who Do Not Transfer Options.    We believe that you will not be subject to current U.S. federal income tax if you decide to keep your Eligible Options. In particular with respect to your eligible incentive stock options, we do not believe that our making the Stock Option Transfer Program available to you will change any of the terms of such options. However, if you hold incentive stock options, the IRS may characterize the availability of the Stock Option Transfer Program as a “modification” of your incentive stock options, even if you decline to transfer your Eligible Options. A successful assertion by the IRS that the incentive stock options are modified could cause the options to be treated as nonqualified stock options. If you exercise your Eligible Options in the future, you may be subject to U.S. federal income tax at such time.

17.    Material Tax Consequences For Jurisdictions Outside The United States.

Please refer to the Guide To Issues In Countries Other Than The United States at the end of this Notice for a country-specific description of the potential tax consequences in the country in which you are subject to tax.

18.    Fees And Expenses.

We are not paying any solicitation fees or commissions to any broker, dealer or other person to ask our Eligible Employees holding Eligible Options to transfer Eligible Options through this Stock Option Transfer Program.

We estimate our expenses in connection with the Stock Option Transfer Program (including filing, legal and accounting fees, and printing costs) will total approximately $4.5 million. This amount does not include the fees payable to JPMorgan under the registration agreement and the engagement letter, which will vary based on the total number of Eligible Options transferred under the Program. See Section 9 for a description of fees payable to JPMorgan.

19.    Additional Information.

We have filed a Tender Offer Statement on Schedule TO with the SEC on October 15, 2003 with respect to the Stock Option Transfer Program. This document is part of the Schedule TO. This document does not contain all of the information contained in the Schedule TO and the exhibits to the Schedule TO. You may want to review the Schedule TO, including the exhibits, before making a decision about whether to participate in the Program and transfer your Eligible Options.

We recommend that, before making a decision whether to participate in the Stock Option Transfer Program, you read our annual report for our fiscal year ended June 30, 2003, along with any reports we have subsequently filed with the SEC. In particular, we recommend you review our financial statements for our fiscal years ended June 30, 2003 and June 30, 2002 that are provided in Item 8 (“Financial Statements and Supplementary Data”) on Form 10-K, filed with the SEC on September 5, 2003. Item 8 of our Form 10-K is incorporated herein by reference.

Our Form 10-K and other SEC filings can be found on our web site. The SEC file number for our filings is 000-14278. Our filings with the SEC are available on the SEC’s Internet site at http://www.sec.gov. These filings may also be examined, and copies may be obtained, at the following SEC public reference room:

450 Fifth Street, N.W.

Room 1024

Washington, D.C. 20001

You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330.

Our common stock is quoted on Nasdaq under the symbol “MSFT,” and our SEC filings can be read at the following Nasdaq address:

Nasdaq Operations

1735 K Street, N.W.

Washington, D.C. 20006.

We will provide without charge to each person to whom we deliver a copy of this Notice, upon their written or oral request, a copy of any or all of the documents to which we have referred in this Section 19, other than exhibits to these documents (unless the exhibits are specifically incorporated by reference into the documents). Requests should be directed by mail to:

Investor Relations Department

Microsoft Corporation

One Microsoft Way

Redmond, WA 98052-6399

or by email to msft@microsoft.com or by telephone to (800) 285-7772 (toll-free) or (425) 706-4400 (from outside the United States), during regular business hours Pacific Time.

As you read the documents listed in this Section 19, you may find some inconsistencies in information from one document to another. Should you find inconsistencies between the documents, or between one of these documents and this Notice, you should rely on the statements made in the most recent document.

The information contained in this Notice about us should be read together with the information contained in the documents to which we have referred you.

Microsoft Corporation            October 15, 2003

INDEX OF DEFINED TERMS

Defined Term	Page Number
ARCA	23

Available Trading Day	2, 24

Average Closing Price	2, 24

Averaging Period	2, 24

business day	23

CBOE	23

closing price	23

Contingent Interest Payment	8

Contingent Payment	6

election	22

Election Deadline	12

Election Form	12

Election Period	22

Election Period Extension Event	30

Eligible Employee	1, 21

Eligible Options	2, 21

Employee Election Tool	cover page, 2

Employee Level	1

Initial Payment	6

IRS	11

market disruption	23

Multi-Year Grant Options	5

Option Plans	21

Pricing Information	2

Program	1

SEC	10

Stock Option Transfer Program Disruption Event	30

Submitted Election	13

Total Payment	2

trading day	23

Withdrawal Form	13

SCHEDULE A

Information About The Directors And Executive Officers Of Microsoft Corporation

The following table sets forth, as of September 30, 2003, information about the Eligible Option holdings of our executive officers and directors. Our directors are not eligible to participate in the Stock Option Transfer Program. Except as otherwise indicated, the business address and phone number of each such director and executive officer is Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399 and (425) 882-8080.

Name, Title, Address and Phone No.	Aggregate No. of Eligible Options	Percent of Outstanding Eligible Options

DIRECTORS

*William H. Gates III Chairman Chief Software Architect	None	—

*Steven A. Ballmer Chief Executive Officer Director	None	—

Dr. James I. Cash, Jr., Ph.D. Director	None	—

Raymond V. Gilmartin Director	None	—

Ann McLaughlin Korologos Director	None	—

David F. Marquardt Director	None	—

Wm. G. Reed Jr. Director	None	—

Jon A. Shirley Director	None	—

*Also an executive officer

Name, Title, Address and Phone No.	Aggregate No. of Eligible Options	Percent of Outstanding Eligible Options

EXECUTIVE OFFICERS

James E. Allchin Group Vice President, Platforms Group	6,000,000	0.96%

Robert J. (Robbie) Bach Senior Vice President, Home and Entertainment	3,096,000	0.50%

Douglas J. Burgum Senior Vice President, Microsoft Business Solutions	None	—

David W. Cole Senior Vice President, MSN and Personal Services Group	3,144,000	0.50%

John G. Connors Senior Vice President; Chief Financial Officer	3,128,000	0.50%

Jean-Philippe Courtois Senior Vice President; Chief Executive, Microsoft Europe, Middle East, and Africa	3,160,000	0.51%

Kenneth A. DiPietro Corporate Vice President, Human Resources	None	—

Kevin R. Johnson Group Vice President, Worldwide Sales; Marketing and Services	2,404,000	0.39%

Michelle J. (Mich) Mathews Corporate Vice President, Marketing	1,520,000	0.24%

Craig J. Mundie Senior Vice President, Chief Technical Officer, Advanced Strategies and Policy	3,189,200	0.51%

Jeffrey S. Raikes Group Vice President, Productivity and Business Services	6,000,000	0.96%

Eric D. Rudder Senior Vice President, Server and Tools	3,256,000	0.52%

Bradford L. Smith Senior Vice President, General Counsel and Secretary	1,919,200	0.31%

David Vaskevitch Senior Vice President, Chief Technical Officer, Business Platforms	4,644,000	0.74%

A GUIDE TO ISSUES IN COUNTRIES OTHER THAN THE UNITED STATES

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Argentina

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Argentina. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Stamp Tax

If you work outside of Buenos Aires, a stamp tax may apply upon execution of documents in connection with the Stock Option Transfer Program. The tax is paid upon execution of the documents, and both the rate and the term for payment will depend on the particular province. If you work in Buenos Aires, you are exempt from the stamp tax.

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Securities Information

This offer is private and is not subject to the supervision of any Argentine governmental authority.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Australia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Australia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible

Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

The tax consequences that are summarized below assume that you did not make an election to be taxed in the income year of grant of the Eligible Options. If you elected to be taxed on your Eligible Options at the time of grant, you should confirm your tax liability with your personal tax advisor.

Election to Participate / Amendment of Eligible Options

It is likely that you will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Total Payment Schedule

To ensure that you will be able to pay the income tax and any applicable Medicare levy and surcharge tax due on the Initial Payment (as described below), Microsoft has decided to pay the Total Payment to you as the Initial Payment on or before December 31, 2003, unless your Employee Level is 68 or above. This means that, regardless of whether the amount of your Total Payment is less or greater than US$20,000, the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), again, unless your Employee Level is 68 or above.

If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Australia plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments.

Therefore, regardless of your Employee Level, you will be able to pay the income tax, any applicable Medicare levy and surcharge tax due on the Initial Payment.

Receipt of Total Payment

Your tax consequences will depend on whether the Stock Option Transfer Program is regarded as an arm’s length transaction or a non-arm’s length transaction under Australian tax law. Microsoft is currently in negotiations with the Australian tax authorities to clarify this issue and confirm the tax treatment. Please check with Microsoft or your employer on the outcome of the negotiations and the applicable tax treatment. In addition, we strongly recommend that you also confirm your tax liability and the likely outcome of the negotiations with your personal tax advisor.

Non-Arm’s Length Transaction.

It is likely that the Stock Option Transfer Program will not be regarded as an arm’s length transaction under Australian tax law. Therefore, it is likely that your tax consequences will be as follows:

(i)	Tax on Transfer Date.

You are required to include in your assessable income the market value of your Eligible Options (the “Market Value”) in the year of income (i.e., the financial year ending June 30) in which the Eligible Options are transferred to JPMorgan (the “Transfer Date”).

The Market Value which is subject to tax will be determined as follows:

To the extent the option price of the Eligible Options exceeds the current market value of the underlying shares (as defined under Australian tax law) at the time of the transfer, the Market Value will be determined in accordance with a statutory formula. Under this formula, you will not have any taxable income with respect to the transfer of the Eligible Options if the market value of the underlying shares at the time of transfer is less than 50% of the option price.

The Market Value for each grant of Eligible Options must be calculated separately. This calculation will depend on the Eligible Option’s option price and remaining option term. In order to determine your total tax liability, your tax liability for each grant of Eligible Options must be aggregated. We recommend that you check with your personal tax advisor or your employer to determine the Market Value of your Eligible Options.

(ii)	Receipt of Contingent Payments.

If your Employee Level is 68 or above and, therefore, your Total Payment will be divided into an Initial Payment and into two Contingent Payments, you will likely be subject to capital gains tax on receipt of the Contingent Payments (including any Contingent Interest Payments) as follows:

If and when you receive the Contingent Payments on the vesting dates, you will realize either a capital gain or a capital loss depending on whether the cost base of the “contingent right” to the Contingent Payment is greater than or less than the actual Contingent Payment (including any Contingent Interest Payment) received on the vesting date. The cost base of the “contingent right” is equal to the market value of the right on the day that it is acquired (i.e., the Transfer Date), as determined by an independent valuation. The market value of the contingent right is based on the amount of the Contingent Payment you are entitled to receive, but this amount will be decreased to take into account the risk of forfeiture which applies to the Contingent Payment.

The capital gain made on the disposal of the contingent right (i.e., if and when you receive the Contingent Payments) may qualify for the 50% discount because the contingent right will be held for more than 12 months if the requirements in Division 115 of the Income Tax Assessment Act 1997 are met.

If your employment terminates prior to the vesting date(s) and any Contingent Payment(s) is forfeited, you will realize a capital loss equal to the cost base of the contingent right at the time of cancellation (i.e., when your employment terminates). Again, the cost base of the contingent right is equal to the market value of the right on the Transfer Date, as determined by an independent valuation.

Arm’s Length Transaction.

It is possible that the Australian tax authorities will take the position that the Stock Option Transfer Program should be regarded as an arm’s length transaction. In this case, your tax consequences will be as follows:

Employee Level 67 or below.

You will be subject to income tax, any applicable Medicare levy and surcharge tax on the amount of the Total Payment, which the Company expects you will receive in one payment as the Initial Payment on or before December 31, 2003. You are required to include in your assessable income the amount of the Total Payment in the year of income in which the Transfer Date occurs and in which you receive the Total Payment (which is expected to be paid out as the Initial Payment on or before December 31, 2003).

Employee Level 68 or Above.

If your Employee Level is 68 or above and, therefore, your Total Payment will be divided into an Initial Payment and into two Contingent Payments, you will likely be subject to tax as follows:

(i)	Receipt of Initial Payment.

You will be subject to income tax, any applicable Medicare levy and surcharge tax on the amount of the Initial Payment and the market value of the contingent rights, as determined by an independent valuation. You are required to include in your assessable income this taxable amount in the year of income in which the Transfer Date occurs.

(ii)	Receipt of Contingent Payments.

If and when you receive the Contingent Payments on the vesting dates, you will realize either a capital gain or a capital loss depending on whether the cost base of the contingent right to the Contingent Payment is greater than or less than the actual Contingent Payment (including any Contingent Interest Payment) received on the vesting date. The cost base of the contingent right is determined as described under the Non-Arm’s Length Transaction section above.

The capital gain made on the disposal of the contingent right (i.e., if and when you receive the Contingent Payments) may qualify for the 50% discount because the contingent right will be held for more than 12 months if the requirements in Division 115 of the Income Tax Assessment Act 1997 are met.

If your employment terminates prior to the vesting date(s) and any Contingent Payment(s) is forfeited, you will realize a capital loss equal to the cost base of the contingent right at the time of cancellation (i.e., when your employment terminates).

Withholding and Reporting

Regardless of the outcome of the negotiations with the tax authorities and the applicable tax scenario, neither your employer nor Microsoft is required to withhold and report any applicable income tax, Medicare levy or surcharge tax on the Initial Payment or any Contingent Payments (including any Contingent Interest Payments), as applicable.

It is your responsibility to report and pay any taxes, Medicare levy and surcharge tax (if applicable) due on the Total Payment in the tax year in which you receive each payment.

Market Value

Please note that where the term “market value” is used above, it means the market value as determined in accordance with Australian tax law.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Austria

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Austria. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Bolivia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Bolivia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will not be subject to tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Brazil

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Brazil. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Bulgaria

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Cash Payment for individuals subject to tax in Bulgaria. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment because the Total Payment is likely to be regarded as “income from occasional transactions.” However, in the event the Total Payment is regarded as employment income, you will be subject to any applicable social insurance contributions on the Initial Payment when you receive such payment and on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes and applicable social insurance contributions due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Canada

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Canada. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate and to any applicable social insurance contributions on the amount of the Total Payment when your Eligible Options are transferred to JPMorgan (the “Transfer Date”).

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes due on the amount of the Total Payment on the Transfer Date with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes due on the Total Payment on the Transfer Date with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Canada plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, you will be able to pay any taxes due on the Total Payment with the amount of your Initial Payment.

Withholding and Reporting

Your employer is required to report the Total Payment and withhold any taxes and applicable social insurance contributions due on the Total Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

QUEBEC NOTICE

BY ACCEPTING THE TERMS AND CONDITIONS CONTAINED IN THE ELECTION FORM AND AGREEING TO PARTICIPATE IN THE STOCK OPTION TRANSFER PROGRAM, YOU FURTHER AGREE TO THE FOLLOWING:

EACH ELIGIBLE EMPLOYEE IN QUEBEC WHO PARTICIPATES IN THE STOCK OPTION TRANSFER PROGRAM HEREBY AGREES THAT IT IS THE ELIGIBLE EMPLOYEE’S EXPRESS WISH THAT ALL DOCUMENTS EVIDENCING OR RELATING IN ANY WAY TO THE SALE OF THE INTERESTS BE DRAFTED IN THE ENGLISH LANGUAGE ONLY.

CHAQUE ACHETEUR DE L’INTÉRÊT AU QUEBEC QUI SOUSCRIT À DES INTÉRÊTS RECONNAÎT PAR LA PRÉSENTE QUE C’EST SA VOLONTÉ EXPRESSE QUE TOUS LES DOCUMENTS FAISANT FOI OU SE RAPPORTANT DE QUELQUE MANIÈRE À LA VENTE DES INTÉRÊTS SOIENT RÉDIGÉS UNIQUEMENT EN ANGLAIS.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Chile

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Chile. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will likely not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the

Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in China

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in China. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate (and also possibly to any applicable social insurance contributions) on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate (and also possibly to any applicable social insurance contributions) on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and to withhold any taxes due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld. Under current law, it unclear whether your employer is required to withhold any social insurance contributions that may be due on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Colombia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Colombia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Costa Rica

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Costa Rica. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Cash Payment

You will be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and to withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Croatia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Croatia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the Czech Republic

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the Czech Republic. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

It is likely that you will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You may be subject to income tax at your marginal tax rate (and also possibly social insurance contributions) on the Total Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”) or you may only be subject to tax when you receive any payment. Whether social insurance contributions are due will depend on whether your employer withholds tax, as described under the Withholding and Reporting section below.

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes that may be due on the amount of the Total Payment on the Transfer Date with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes that may be due on the amount of the Total Payment on the Transfer Date with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s). Consequently, you will be able to pay any taxes due on the amount of the Total Payment with the amount of your Initial Payment.

Withholding and Reporting

It is likely that your employer is not required to withhold income tax or any social contributions that may be due on the Total Payment. In this case, it is your responsibility to report the amount of the Total Payment to the tax authorities and calculate and pay any taxes due in the year that you receive such payment. Social insurance contributions will not be due in this case.

However, it is possible that your employer may be required to withhold and report income tax and any applicable social insurance contributions that may be due on the Total Payment from the amount of the Initial Payment. In this case, you will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Denmark

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Denmark. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will not be subject to tax when you elect to participate in the Stock Option Transfer Program. However, you will technically be subject to tax when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment, as further described under the Receipt of Payment section below.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate and to any applicable social insurance contributions on the amount of the Total Payment when your Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment (the “Amendment Date”). You will be subject to tax on the amount of the Total Payment less any taxes that you have already paid on the Eligible Options (the “Taxable Amount”).

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment, which is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes due on Taxable Amount on the Amendment Date with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes due on the Taxable Amount on the Amendment Date with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Denmark plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, you will be able to pay any taxes due on the Taxable Amount with the amount of your Initial Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold income tax or social insurance contributions on the Taxable Amount. However, your employer is required to report the amount of the Total Payment to the tax authorities. It is your responsibility to report the amount of the Total Payment to the tax authorities and calculate and pay any taxes and applicable social insurance contributions due on the Taxable Amount.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the Dominican Republic

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the Dominican Republic. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment.

Withholding and Reporting

Because the Total Payment is a one-time only benefit, it is not likely to be characterized as salary or an additional salary benefit. Therefore, neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Ecuador

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Ecuador. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Egypt

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Egypt. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

It is not certain how the Total Payment will be taxed in Egypt. Given that the tax treatment of the Total Payment is uncertain, we strongly recommend that you confirm your tax liability with your personal tax advisor.

It is likely that the Total Payment will be characterized as salary income. In this case, you will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

There is, however, a possibility that the Total Payment will be characterized as a capital gain. In this case, technically, you will be subject to capital gains tax on the Total Payment when your Eligible Options are transferred to JPMorgan (the “Transfer Date”). In practice, you may pay any capital gains tax due on the Total Payment when you actually receive the Initial Payment. Currently, the maximum tax rate is 32%.

Consequently, the Initial Payment will be sufficient to cover the taxes you may owe on the Total Payment, regardless of whether you receive the Total Payment in one payment as the Initial Payment (because the amount of your Total Payment is US$20,000 or less), or whether your Total Payment will be divided into an Initial Payment and one or two Contingent Payments (because the amount of your Total Payment is greater than US$20,000).

If the tax rates are increased before the tax becomes due, please note that you may have to pay the additional tax liability with your own funds.

You will not be subject to any additional taxes if and when you receive the Contingent Payment(s). If the Contingent Payment is forfeited (because you terminate employment with Microsoft or its subsidiaries before the end of the vesting period(s)), it is not certain if you can claim a tax refund for any taxes paid on this payment.

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Regardless of the characterization of the Total Payment, neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment. It is your responsibility to report the Total Payment to the tax authorities and calculate and pay any taxes due on such payment. The position that you take with respect to the characterization of the Total Income will impact your tax reporting and payment obligations. You should confirm these requirements with your personal tax advisor.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in El Salvador

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Cash Payment for individuals subject to tax in El Salvador. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

It is not certain how the Total Payment will be taxed in El Salvador. Because of the lack of a labor relationship between Microsoft, the offeror of the Stock Option Transfer Program, and you, there is a good argument that the Total Payment should be treated as foreign source income and that, therefore, you should not be subject to tax on the Total Payment.

Notwithstanding the above, there is a risk that the Salvadoran tax authorities may take the position that the Total Payment is Salvadoran-source income (e.g., income related to labor services rendered within El Salvador). In this case, you will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment, and you will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

In any event, social insurance contributions will not be due on the Total Payment.

Given that the tax treatment of the Total Payment is uncertain, we strongly recommend that you confirm your tax liability with your personal tax advisor.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. Provided the Total Payment is considered as Salvadoran-source income, it would be your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Finland

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Finland. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Due to tax laws in your country, regardless of whether the amount of your Total Payment is greater than US$20,000, the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s). Instead, you will receive the entire amount of the Total Payment as the Initial Payment that is expected to be paid on or before December 31, 2003.

Technically, you will be subject to income tax and any applicable social insurance contributions on the amount of the Total Payment when your Eligible Options are transferred to JPMorgan (the “Transfer Date”). In practice, any income tax and applicable social insurance contributions due on the amount of the Total Payment may be paid when you actually receive the Initial Payment.

Withholding and Reporting

Your employer is required to report the Total Payment and withhold any taxes and applicable social insurance contributions due on the Total Payment on the Transfer Date from the amount of the Initial Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in France

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in France. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold income tax on the Total Payment. However, your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities. In addition, your employer is required to withhold and report any social insurance contributions that may be due on the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any).

It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment. Neither Microsoft nor your employer is liable in any way if you fail to fulfill your legal obligations relating to the Total Payment. Any late payment of tax will be subject to an annual interest penalty on the amount due and other penalties may apply.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Germany

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Germany. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

Although not certain, it is likely that you will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

If the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will be subject to income tax at your marginal tax rate on the Total Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”). Social insurance contributions likely will also be assessed on the Total Payment on the Transfer Date, subject to the applicable contribution ceiling.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, it is not certain how the Total Payment will be taxed in Germany.

Although there are reasonable arguments that you should be subject to income tax at your marginal income tax rate and any applicable social insurance contributions on the Initial Payment and on the Contingent Payment(s) (including any Contingent Interest Payment(s)) only if and when you receive these payments, there is a significant risk that you will be subject to income tax and any applicable social insurance contributions on the Total Payment on the Transfer Date.

Microsoft is currently in negotiations with the German tax authorities to confirm the tax treatment. If the tax authorities confirm that the tax will be imposed only at the time of receipt of each payment, the Total Payment will be divided into an Initial Payment and one or two Contingent Payments, subject to the vesting period(s), and income tax and any applicable social insurance contributions will be due if and when each such payment is made.

In the event that (i) the tax authorities indicate that you should be subject to tax on the Total Payment on the Transfer Date, (ii) the tax authorities refuse to confirm that tax should be due only at the time of receipt of each payment, or (iii) the tax authorities fail to provide Microsoft with any guidance on the applicable tax treatment by the time you are scheduled to receive the Initial Payment, the Initial Payment may not be sufficient to cover the income tax and any applicable social insurance contributions due on the Total Payment on the Transfer Date. If there remains a significant risk that you are subject to income tax and any applicable social insurance contributions on the Total Payment on the Transfer Date, Microsoft will pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Germany plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, any income tax and social insurance contributions due on the Total Payment on the Transfer Date can be paid with the amount of your Initial Payment.

Please check with Microsoft or your employer on the outcome of the negotiations and the applicable tax treatment. In addition, we strongly recommend that you also confirm your tax liability and the likely outcome of the negotiations with your personal tax advisor.

Withholding and Reporting

It is uncertain whether your employer will be required to withhold and report income tax and any applicable social insurance contributions on the Total Payment. Microsoft is currently in negotiations with the German tax authorities to confirm whether there is a withholding obligation. Please check with Microsoft or your employer on the outcome of the negotiations.

Withholding and Reporting Required

Your employer will withhold and report income tax and any applicable social insurance contributions on the Total Payment in the event that (i) the tax authorities determine that your employer has a withholding and reporting obligation, or (ii) the tax authorities fail to provide Microsoft with any guidance on this issue by the time you are scheduled to receive the Initial Payment.

If your Total Payment is divided into an Initial Payment and one or two Contingent Payments because (i) the amount of your Total Payment is greater than US$20,000 and the tax authorities confirm that tax is due only if and when the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) are actually received, or (ii) your Employee Level is 68 or above, your employer will report and withhold income tax and any applicable social insurance contributions from the amount of each such payment in the year in which you actually receive such payment.

If the Total Payment is subject to tax on the Transfer Date, your employer will report and withhold income tax and any applicable social insurance contributions due on the amount of the Total Payment in the tax year in which you receive the Initial Payment.

Withholding and Reporting Not Required

In the event the tax authorities determine that your employer has no tax withholding or reporting obligation, it is likely your responsibility to report and pay any taxes due on the Total Payment.

If your Total Payment is divided into an Initial Payment and one or two Contingent Payments because (i) the amount of your Total Payment is greater than US$20,000 and the tax authorities confirm that tax is due only if and when the Initial Payment and the Contingent Payments (including any Contingent Interest Payment(s)) are actually received, and (ii) your Employee Level is 68 or above, you will have to report the amount of each such payment you receive as income to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

If the Total Payment is subject to tax on the Transfer Date, you will have to report and pay tax due on the Total Payment in the tax year in which you receive the Initial Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Greece

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Greece. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Guatemala

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Guatemala. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Because the Total Payment is derived from a non-Guatemalan source, you likely will not be subject to income tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Hong Kong

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Hong Kong. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

The Total Payment should be characterized as a “cash bonus.” Therefore, you likely will be subject to salaries tax and to any applicable Mandatory Provident Fund contributions on the Initial Payment in the year of assessment during which you receive such payment. You likely will also be subject to salaries tax and to any applicable Mandatory Provident Fund contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) in the year of assessment during which you actually receive such payment(s).

Please note that, although there is a strong argument that the Total Payment should be characterized as a “cash bonus,” there is, nonetheless, a possibility that the Internal Revenue Department will take a different position. Therefore, we strongly recommend that you confirm your tax liability with your personal tax advisor.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold salaries tax on the Total Payment. However, your employer will report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities as a “cash bonus” in the year of assessment during which you actually receive such payment. You will also be responsible to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year of assessment during which you actually receive such payment and calculate and pay any taxes due on such payment.

The Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) will be included as part of your “relevant income” for Mandatory Provident Fund purposes when you actually receive such payment. However, it is likely that you will have already exceeded the applicable contribution ceiling for Mandatory Provident Fund contributions. Therefore, your employer likely will not be required to contribute or withhold additional contributions towards your Mandatory Provident Fund when the Initial Payment or the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) are actually made.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Hungary

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Hungary. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate and to any applicable medical contributions on the amount of the Total Payment when your Eligible Options are transferred to JPMorgan (the “Transfer Date”).

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes due on the amount of the Total Payment on the Transfer Date with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes due on the Total Payment on the Transfer Date with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s). Consequently, you will be able to pay any taxes due on the Total Payment on the Transfer Date with the amount of your Initial Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions (i.e., medical contributions) on the Total Payment.

It is your responsibility to report and pay any taxes due on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in India

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in India. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, Microsoft will be able to withhold any taxes due on the amount of the Total Payment when you receive the Initial Payment from the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, Microsoft may not be able to withhold all of the taxes due on the Total Payment when you receive the Initial Payment from the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), again, unless your Employee Level is 68 or above.

If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in your country plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments, provided that Microsoft will receive the necessary exchange control approval (as described below). If exchange control approval is not obtained, you will also receive the Total Payment as the Initial Payment that is expected to be made on or before December 31, 2003, and no Contingent Payments will be made.

Consequently, regardless of your Employee Level, Microsoft will be able to withhold any taxes due on the Total Payment when you receive the Initial Payment from the amount of your Initial Payment.

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) is required to withhold and report income tax on the amount of the Total Payment in the year in which you receive such payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Indonesia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Indonesia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax at your marginal income tax rate on the Initial Payment when you receive such payment. You will also be subject to income tax at your marginal income tax rate on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Ireland

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Ireland. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Technically, you will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when your Eligible Options are transferred to JPMorgan. In practice, however, any income tax and applicable social insurance contributions due on the Initial Payment will have to be paid only when you actually receive the Initial Payment.

You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when the vesting period applicable to you has lapsed. In practice, however, any income tax and applicable social insurance contributions due on the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) will have to be paid only if and when you actually receive such payment.

Withholding and Reporting

Your employer is required to report the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Type of Offering

The Stock Option Transfer Program is a private transaction. This is not an offer to the public.

Reporting Requirements

If you are a director, shadow director or secretary of an Irish affiliate of Microsoft, you are subject to certain notification requirements under the Companies Act, 1990. Among these requirements is an obligation to notify the Irish affiliate in writing when you transfer your Eligible Options in exchange for the Total Payment. In addition, you must notify the Irish affiliate if and when you receive the Initial Payment and the Contingent Payment(s).

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Israel

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Israel. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Microsoft has confirmed with the Israeli tax authorities that you will be subject to tax on the Total Payment only if and when you receive the Total Payment.

Therefore, if the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment expected to be made on or before December 31, 2003, you will be subject to tax on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you will be subject to tax on the amount of the Initial Payment when you receive such payment, and you will also be subject to tax on the amount of the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive each such payment(s).

Provided your option benefits would have been subject to tax at a special rate of 42.5% because the Eligible Options were granted under a Section 102 plan or subject to a special arrangement with the Israeli tax authorities, your Total Payment will also be subject to the special 42.5% tax rate. Please note that, in order to benefit from the special tax rate, you may be required to sign an undertaking, which your employer will submit to the Israeli tax authorities.

If your Eligible Options were not granted under a Section 102 plan and not subject to the special arrangement with the Israeli tax authorities, you may be subject to tax at your marginal tax rate and to any applicable social insurance contributions on the Total Payment.

Withholding and Reporting

Your employer will be responsible to withhold and report any tax and social insurance contributions on the Total Payment.

If the Total Payment is divided into an Initial Payment and one or two Contingent Payments because the amount of your Total Payment is greater than US$20,000, your employer will report and withhold tax from the amount of each such payment in the year in which you actually receive such payment.

If you will receive the Total Payment in one payment as the Initial Payment expected to be made on or before December 31, 2003 because the Total Payment is US$20,000 or less, your employer will report and withhold tax from the amount of the Initial Payment in the year in which you receive such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Ivory Coast

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Ivory Coast. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will neither be subject to tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Jamaica

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Jamaica. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Japan

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Japan. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

If the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment expected to be made on or before December 31, 2003, you will be subject to income tax at your marginal tax rate on the Total Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”).

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, it is not certain how the Total Payment will be taxed in your country.

Although there are reasonable arguments that you should be subject to income tax at your marginal income tax rate on the Initial Payment and on the Contingent Payment(s) (including any Contingent Interest Payment(s)) only if and when you receive these payments, there is a significant risk that you will be subject to tax on the amount of the Total Payment on the Transfer Date.

Microsoft is currently in negotiations with the Japanese tax authorities to confirm the tax treatment. If the tax authorities confirm that the tax will be imposed only at the time of receipt of each payment, the Total Payment will be divided into an Initial Payment and one or two Contingent Payments, subject to the vesting period(s), and Microsoft will withhold any tax due if and when each such payment is made.

In the event that (i) the tax authorities indicate that you should be subject to income tax on the Total Payment on the Transfer Date, (ii) the tax authorities refuse to confirm that tax should be due only at the time of receipt of each payment, or (iii) the tax authorities fail to provide Microsoft with any guidance on the applicable tax treatment by the time you are scheduled to receive the Initial Payment, the Initial Payment may not be sufficient to cover the income tax that Microsoft will have to withhold from the amount of the Total Payment on the Transfer Date. If there remains a significant risk that you are subject to income tax on the Total Payment on the Transfer Date, Microsoft will pay the Total Payment to you as the Initial Payment expected to be made on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), again, unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Japan plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, you will be able to pay any taxes due on the Total Payment on the Transfer Date with the amount of your Initial Payment.

Social insurance contributions likely will not be due on the Total Payment.

Please check with Microsoft or your employer on the outcome of the negotiations and the applicable tax treatment. In addition, we strongly recommend that you also confirm your tax liability and the likely outcome of the negotiations with your personal tax advisor.

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) likely will not be required to withhold and report income tax and any social insurance contributions on the Total Payment. Instead, it likely will be your responsibility to report, calculate and pay any tax due on the Total Payment to the tax authorities.

If your Total Payment is divided into an Initial Payment and one or two Contingent Payments because (i) the amount of your Total Payment is greater than US$20,000 and the tax authorities confirm that tax is due only if and when the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) are actually received, or (ii) your Employee Level is 68 or above, you will have to report and pay income tax on the amount of each such payment in the year in which you actually receive such payment.

If the Total Payment is subject to tax on the Transfer Date, you will have to report and pay income tax on the amount of the Total Payment in the tax year in which you receive the Initial Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Jordan

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Jordan. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will be subject to income tax on the Initial Payment when you receive such payment. You likely will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Kenya

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Kenya. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to tax on the Initial Payment when you receive such payment. You will also be subject to tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent

Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Korea

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Korea. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax on the Total Payment. If social insurance contributions are due on the Total Payment, your employer may withhold such contributions from the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Kuwait

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Kuwait. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will neither be subject to tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Latvia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Latvia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the

Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Lebanon

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Lebanon. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will be subject to income tax on the Initial Payment when you receive such payment. You likely will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Malaysia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Malaysia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Exchange Control Information

You have to repatriate the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) to Malaysia as soon as such payments are received.

Director Notification

If you are a director of a Malaysian affiliate of Microsoft, you are subject to certain notification requirements under the Malaysian Companies Act, 1965. Among these requirements is an obligation to notify the Malaysian affiliate in writing when you transfer your Eligible Options to JPMorgan in exchange for the Total Payment. These notifications must be made within fourteen days of disposing of your Eligible Options.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Mauritius

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Mauritius. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Mexico

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Mexico. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive each such payment and calculate and pay any taxes due on such payment.

The tax will have to be calculated and paid as follows:

You may divide the taxable amount (i.e., the amount of the Initial Payment or the Contingent Payment) (including any Contingent Interest Payment(s)) by the number of years you have held your Eligible Options (not to exceed 20 years) at the time of the transfer of the Eligible Options to JPMorgan. The resulting amount (the “Recognized Gain”) is added to all of your other taxable income in the relevant tax year, and the total amount is taxed at your regular progressive tax rate.

The portion of the taxable amount that you have not included in your annual income, i.e., the taxable amount minus the Recognized Gain (the “Non-Recognized Gain”), is taxed at the tax rate as calculated below, and the resulting tax is added to the tax paid as calculated above.

Calculation of Tax Rate for Non-Recognized Gain:  Apply your regular tax rate to your total taxable income (including the Recognized Gain) in the respective tax year, as reduced by all allowable deductions, with certain adjustments. Divide the result by the amount of the total taxable income. The result is the tax rate you have to apply to the Non-Recognized Gain.

Alternatively, you may use the average rate resulting from applying the rates determined per the calculation above for the past five years (including the year of the transfer) and dividing the result by 5. If you have not recognized any income in the four years preceding the year of the transfer, you may consider as income for each of such years the amount of the Recognized Gain.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Morocco

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Morocco. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Namibia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Namibia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to tax on the Initial Payment when you receive such payment. You will also be subject to tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment, provided you have already exceeded your applicable wage ceiling.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the Netherlands

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the Netherlands. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will not be subject to tax when you elect to participate in the Stock Option Transfer Program. Provided that the amendment of Eligible Options will not be qualified as a new option grant and/or as a deemed disposal of the Eligible Options, you will not be subject to tax when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Provided that the amendment of your Eligible Options will not be qualified as a new option grant and/or as a deemed disposal of your Eligible Options, the tax treatment of your Total Payment depends on whether your Eligible Options are vested or unvested at the time of transfer and can be described as follows:

Vested Eligible Options.    The tax treatment further depends on whether you made an election to defer tax with respect to all or a portion of your Eligible Options.

(i) Election To Defer Tax.

If the amount of your Total Payment US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will likely be subject to income/wage tax at your applicable progressive tax rate on the amount of the Total Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”).

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two a Contingent Payments, you will likely be subject to income/wage tax at your applicable progressive tax rate on the Initial Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”). The Contingent Payment(s) (including any Contingent Interest Payment(s)) will likely be subject to income/wage tax at your applicable progressive tax rate upon receipt of each such payment.

(ii) No Election To Defer Tax / Taxation At Vesting.

The Total Payment likely will not be subject to tax if your Eligible Options were granted before June 26, 1998, regardless of whether the Total Payment is divided into an Initial Payment and one or two Contingent Payments.

If your Eligible Options were granted on or after June 26, 1998, the Total Payment likely also will not be subject to tax, regardless of whether the Total Payment is divided into an Initial Payment and one or two Contingent Payments, provided you receive neither the Initial Payment nor the Contingent Payment within three years after you accepted the Eligible Options.

In the event that you receive the Initial Payment and/or the Contingent Payment(s) (including any Contingent Interest Payment(s)) within three years after you accepted the Eligible Options, the payment is subject to taxation at your applicable progressive tax rate. The value of the Eligible Options that was already subject to tax at vesting may be deducted from the amount of the payment to a maximum of zero. Thus, deduction cannot lead to a tax refund or deductible loss and must be determined separately for each grant.

(iii) Partial Election To Defer Tax.

Based on a special arrangement with the tax authorities, options that had already partially vested before January 1, 2000 were eligible for postponement of taxation with respect to the portion that vested after January 1, 2000. As a result, you may hold Eligible Options that were taxed only in part at the time of vesting, i.e., the time of vesting before January 1, 2000, but not upon subsequent vesting dates, because tax is deferred until exercise.

For the portion of your Eligible Options that vested before January 1, 2000, the tax treatment described above under (ii) would apply. With respect to the vested portion of your Eligible Options for which the deferral of tax applies, the tax treatment described above under (i) would apply. In that context, a “first-in-first-out” (“fifo”) system must be applied, i.e., the options that vested first should be deemed the first options sold.

Unvested Eligible Options.    If the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will likely be subject to income/wage tax at your applicable progressive tax rate on the amount of the Total Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”).

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you will likely be subject to income/wage tax at your applicable progressive tax rate on the Initial Payment when your Eligible Options are transferred to JP Morgan (the “Transfer Date”). The Contingent Payment(s) (including any Contingent Interest Payment(s)) will likely be subject to income/wage tax at your applicable progressive tax rate upon receipt of each such payment.

The Total Payment may also be subject to Dutch social security premiums. The amount of income for social security purposes is calculated in a similar way as for tax purposes. However, please note that any election for deferred taxation will not influence the taxable moment for the levy of Dutch social security premiums (if any).

Microsoft is currently in negotiations with the Dutch tax authorities to confirm the above described tax treatment. Please note that, as a result of these negotiations, the tax treatment as described above might change. Please check with Microsoft or your employer on the outcome of the negotiations and the applicable tax treatment. In addition, we strongly recommend that you also confirm your tax liability and the likely outcome of the negotiations with your personal tax advisor.

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) is required to withhold and report any income/wage tax and social security premiums due in connection with your participation in the Stock Option Transfer Program.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in New Zealand

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in New Zealand. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Technically, you will be subject to income tax at your marginal tax rate and to any applicable accident compensation levy on the Total Payment when your Eligible Options are transferred to JP Morgan.

Microsoft has, however, confirmed with the New Zealand tax authorities that you will be subject to income tax and to any applicable accident compensation levy on the Total Payment only if and when you receive the Total Payment.

Therefore, if the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will be subject to income tax and to any applicable accident compensation levy on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you will be subject to income tax and to any applicable accident compensation levy on the amount of the Initial Payment when you receive such payment, and you will also be subject to income tax and to any applicable accident compensation levy on the amount of the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive each such payment(s).

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) is required to withhold and report income tax and any applicable accident compensation levy on the Total Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Nigeria

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Nigeria. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment, unless the local tax authorities expressly direct your employer or Microsoft to withhold and report taxes. It likely will be your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Norway

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Norway. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Oman

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Oman. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will neither be subject to tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Panama

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Panama. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Because the transfer of your Eligible Options will take place outside of Panama, you likely will neither be subject to tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Paraguay

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Paraguay. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will neither be subject to income tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also likely will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Peru

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Peru. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Provided that you are not a habitual buyer and seller of securities, you will neither be subject to income tax on the Initial Payment when you receive such payment nor on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions also will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the Philippines

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the Philippines. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Poland

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Poland. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes due on the amount of the Total Payment when you receive the Initial Payment with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes due on the amount of the Total Payment when you receive the Initial Payment with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s). Consequently, you will be able to pay any taxes due on the amount of the Total Payment when you receive the Initial Payment with the amount of your Initial Payment.

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax on the Total Payment.

It is your responsibility to report and pay any income tax due on the amount of the Total Payment. You will have to report and pay income tax due on the amount of the Total Payment in the tax year in which you receive the Initial Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Portugal

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Portugal. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold income tax on the Total Payment. However, your employer is required to report your receipt of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any). You will also be required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and to calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Puerto Rico

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Puerto Rico. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will not be subject to tax when you elect to participate in the Stock Option Transfer Program. Technically, the amendment of the Eligible Options to make them transferable to JP Morgan could be considered as a taxable exchange of the Eligible Options for amended options in Puerto Rico. However, because neither the Eligible Options nor the amended options have a readily ascertainable value, the amendment of the Eligible Options should not result in taxable income for you, and you should not be subject to tax at the time of the amendment.

Receipt of Total Payment

You will be subject to income tax and any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Romania

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Romania. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Russia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Russia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Determination of Total Payment

You will be subject to tax when the Total Payment for your Eligible Options can be determined (the “Determination Date”). The Determination Date will be at the end of or shortly after the Averaging Period. On the Determination Date, you will be subject to income tax at a flat rate of 13% on the amount of the Total Payment. You will be able to pay this tax liability with the amount of the Initial Payment which you will receive shortly after the Determination Date.

Social insurance contributions will not be due on the Total Payment.

Receipt of Total Payment

Technically, you will also be subject to income tax on the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you receive each such payment. However, you will be able to deduct from the tax base any amount already taxed on the Determination Date. Therefore, you can deduct the amount of the Total Payment from your tax base, which will reduce your taxable amount. Consequently, you will not be subject to any additional tax if and when you receive the Initial Payment. If and when you receive the Contingent Payment(s), you will be subject to tax on the amount of the Contingent Interest Payment(s) only.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold or report income tax or social insurance contributions on the amount of the Total Payment. It is your responsibility to report the amount of the Total Payment to the Russian tax authorities on your annual tax return for the year during which the Determination Date occurred and the year in which you receive the Contingent Payment(s) (including any Contingent Interest Payments (if any). It is also your responsibility to calculate and pay any taxes due on such payment to the Russian tax authorities.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Saudi Arabia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Saudi Arabia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will not be subject to tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Serbia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Serbia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes and applicable social insurance contributions due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Singapore

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Singapore. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

If the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will be subject to income tax at your marginal tax rate on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, it is not certain how the Total Payment will be taxed in Singapore.

Although there are reasonable arguments that you should be subject to income tax at your marginal income tax rate on the Initial Payment and on the Contingent Payment(s) (including any Contingent Interest Payment(s)) only if and when you receive these payments, there is a significant risk that you will be subject to tax on the amount of the Total Payment when you receive the Initial Payment.

Microsoft is currently in negotiations with the Singapore tax authorities to confirm the tax treatment. If the tax authorities confirm that the tax will be imposed only at the time of receipt of each payment, the Total Payment will be divided into an Initial Payment and one or two Contingent Payments, subject to the vesting period(s).

In the event that (i) the tax authorities indicate that you should be subject to income tax on the Total Payment when you receive the Initial Payment, (ii) the tax authorities refuse to confirm that tax should be due only at the time of receipt of each payment, or (iii) the tax authorities fail to provide Microsoft with any guidance on the applicable tax treatment by the time you are scheduled to receive the Initial Payment, the Initial Payment may not be sufficient to cover the income tax due on the amount of the Total Payment when you receive the Initial Payment. If there remains a significant risk that you are subject to income tax on the amount of the Total Payment when you receive the Initial Payment, Microsoft will pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Singapore plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, you will be able to pay any taxes due on the Total Payment when you receive the Initial Payment with the amount of your Initial Payment.

It is also not certain whether the Total Payment will be subject to the mandatory Central Provident Fund (“CPF”) contributions. Microsoft is currently in negotiations with the CPF Board to determine whether CPF contributions have to be paid on the amount of the Total Payment. If CPF contributions have to be paid on the Total Payment, they will be due when income tax is due on the Total Payment, as described above.

Please check with Microsoft or your employer on the outcome of the negotiations and the applicable tax and CPF treatment. In addition, we strongly recommend that you also confirm your tax liability and the likely outcome of the negotiations with your personal tax advisor.

Withholding and Reporting

Regardless of the outcome of the negotiations with the tax authorities and the applicable tax scenario, neither your employer nor Microsoft is required to withhold and report income tax on the Total Payment.

It is your responsibility to report and pay any income tax due on the Total Payment.

If your Total Payment is divided into an Initial Payment and one or two Contingent Payments because (i) the amount of your Total Payment is greater than US$20,000 and the tax authorities confirm that tax is due only if and when the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) are actually received, or (ii) your Employee Level is 68 or above, you will have to report the amount of each such payment you receive as income to the tax authorities in the year in which you actually receive such payment and calculate and pay any income tax due on such payment.

If the Total Payment is subject to tax when you receive the Initial Payment, you will have to report and pay income tax due on the amount of the Total Payment in the tax year in which you receive the Initial Payment.

If it is determined that CPF contributions have to be paid on the amount of the Total Payment, Microsoft or your employer will withhold any applicable CPF contributions from the Total Payment and pay them to the CPF Board at the time that the Total Payment is subject to tax, as described above.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the Slovak Republic

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the Slovak Republic. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Slovenia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Slovenia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will not be subject to tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in South Africa

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in South Africa. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Technically, you will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you become unconditionally entitled to receive such payment (the “First Taxable Event”). You likely will be considered to be unconditionally entitled to receive the Initial Payment when the Average Price and, hence, the amount of your Total Payment has been determined after the end of the Averaging Period. In practice, however, you may pay any income tax and social insurance contributions due on the Initial Payment when you actually receive such payment, provided the payment is not made more than one month after the First Taxable Event.

You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when the vesting period applicable to you has lapsed (the “Second Taxable Event”). In practice, however, you may pay any income tax and social insurance contributions due on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment, provided the payment is not made more than one month after the Second Taxable Event.

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes and applicable social insurance contributions due on such payment(s). You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Spain

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Spain. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will not be subject to tax when you elect to participate in the Stock Option Transfer Program. However, you may be subject to tax when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment, as further described under the Receipt of Payment section below.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

There is a risk that you may be subject to income tax and any applicable social insurance contributions on the Total Payment when your Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment (the “Amendment Date”). In this case, it is also not certain how the taxable amount will be determined. Most likely, the taxable amount will be the amount of the Total Payment.

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, Microsoft will be able to withhold any taxes due on the amount of the Total Payment on the Amendment Date from the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, Microsoft may not be able to withhold all of the taxes due on the Total Payment on the Amendment Date from the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment that is expected to be made on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), unless your Employee Level is 68 or above. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Spain plus another 18% of the Total Payment. The remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, Microsoft will be able to withhold any taxes due on the Total Payment on the Amendment Date from the amount of your Initial Payment.

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) is required to withhold and report income tax and any applicable social insurance contributions on the Total Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Sweden

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Sweden. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will be subject to income tax on the Initial Payment when you receive such payment. You likely will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

You will not have to pay any social insurance contributions on the Initial Payment or on any Contingent Payment(s) (including any Contingent Interest Payment(s)). However, your employer will be responsible for paying its portion of social insurance contributions when you actually receive such payments.

Withholding and Reporting

Your employer is required to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) and withhold any taxes due on such payments. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

You must report the transfer of the Eligible Options under the Stock Option Transfer Program to your employer in the month following the transfer, but not later than January 15 of the subsequent year.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Switzerland

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Switzerland. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Under current laws, if you are (i) a tax resident of Switzerland, and (ii) a Swiss national or a foreign employee holding a “C” residence permit, your employer will not withhold income tax on the amount of the Initial Payment or on any Contingent Payment(s) (including any Contingent Interest Payment(s)), but will withhold your portion of social insurance contributions due on the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any). In addition, your employer will report the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) on your annual “certificate of salary” which will be issued to you at the end of or shortly after the end of the calendar year of the taxable event. It is your responsibility to attach the “certificate of salary” to your tax return and pay any taxes resulting from the Initial Payment and/or the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any).

If you are not a resident of Switzerland, or if you are a foreign employee holding a permit other than a “C” permit and you are not married to a spouse who is a Swiss national or who holds a “C” permit, you are likely subject to Swiss income taxation at source (“Quellensteuer”). In this case, your employer will withhold and report income tax and social insurance contributions if and when you receive the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)). Depending on the amount of your annual income in Switzerland, you may be required to file a tax return and to pay additional taxes (or to receive a refund) when the Tax Administration computes the exact amount of taxes based on your tax return.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Taiwan

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Taiwan. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Thailand

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Thailand. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate /Amendment of Eligible Options

You will not be subject to tax when you elect to participate in the Stock Option Transfer Program. Theoretically, the amendment of your Eligible Option to make it transferable is a taxable event. However, you should be able to argue that it is impossible to establish the value of the Eligible Options. Consequently, the value of the Eligible Options should be deemed to be zero so that no actual taxes will be due.

Receipt of Total Payment

You will be subject to income tax and to any applicable social insurance contributions on the Initial Payment when you receive such payment. You will also be subject to income tax and to any applicable social insurance contributions on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the

Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes and applicable social insurance contributions due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Trinidad & Tobago

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Trinidad & Tobago. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

Under applicable law, it is not certain which event will be the taxable event in connection with the Stock Option Transfer Program. Therefore, we strongly recommend that you confirm the applicable tax treatment with your personal advisor.

It is likely that you will be subject to tax and to any applicable social insurance contributions when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment (the “Amendment Date”). In this case, you will be subject to tax on the amount of the Total Payment on the Amendment Date. For information on how the tax will be paid on the Amendment Date, please refer to the “Receipt of Total Payment” section below.

Receipt of Total Payment

Because the amount of your Total Payment will be US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment expected to be made on or before December 31, 2003.

Therefore, Microsoft will be able to withhold any income tax and applicable social insurance contributions due on the amount of the Total Payment on the Amendment Date from the amount of the Initial Payment.

Withholding and Reporting

Your employer is required to report the amendment of your Eligible Options and withhold any taxes and applicable social insurance contributions due on the Total Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Tunisia

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Tunisia. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You will be subject to income tax on the Initial Payment when you receive such payment. You will also be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you actually receive such payment and calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Turkey

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Turkey. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will be subject to tax on the Initial Payment when you receive such payment. You likely will also be subject to tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive such payment(s).

Please note that there is a risk that you may be subject to tax on the Total Payment when your Eligible Options are transferred to JPMorgan in exchange for the Total Payment. However, you should be able to argue that the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) should be taxed only at the time of actual receipt rather than upon transfer. Please consult with your personal tax advisor to determine the tax consequences of participating in the Stock Option Transfer Program.

Social insurance contributions will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Initial Payment and the Contingent Payment(s) (including any Contingent Interest Payment(s)) (if any) to the tax authorities in the year in which you receive such payment and to calculate and pay any taxes due on such payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in United Arab Emirates

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the United Arab Emirates. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will not be subject to tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in the United Kingdom

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in the United Kingdom. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

There is some uncertainty as to whether you could be subject to income tax at your marginal tax rate and to any applicable national insurance contributions (“NICs”) on the amount of the Total Payment when you receive the Initial Payment.

Microsoft has, however, confirmed with the U.K. tax authorities that you will be subject to income tax and to any applicable NICs on the amount of the Total Payment only if and when you receive the Total Payment.

Therefore, if the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you will be subject to income tax and to any applicable NICs on the amount of the Total Payment when you receive the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you will be subject to income tax and to any applicable NICs on the amount of the Initial Payment when you receive such payment, and you will also be subject to income tax and to any applicable NICs on the amount of the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you actually receive each such payment(s).

Withholding and Reporting

Microsoft (or your employer, on Microsoft’s behalf) is required to withhold and report income tax and any applicable NICs on the Total Payment. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Uruguay

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Uruguay. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

You likely will not be subject to tax or social insurance contributions on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax and social insurance contributions on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Venezuela

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Venezuela. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under applicable law, your tax treatment in connection with the Stock Option Transfer Program is not certain. We strongly recommend that you confirm the applicable tax treatment with your personal advisor.

You likely will be subject to income tax at your marginal rate on the amount of the Total Payment when your Eligible Options are transferred to JPMorgan (the “Transfer Date”).

If the amount of your Total Payment is US$20,000 or less, you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003. In this case, you will be able to pay any taxes due on the amount of the Total Payment on the Transfer Date with the amount of the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and is, therefore, due to be divided into an Initial Payment and into one or two Contingent Payments, you may not be able to pay all of the taxes due on the Total Payment on the Transfer Date with the amount of the Initial Payment. Therefore, Microsoft has decided to pay the Total Payment to you as the Initial Payment on or before December 31, 2003, unless your Employee Level is 68 or above. This means that the Total Payment will not be divided into an Initial Payment and one or two Contingent Payments, subject to the end of the vesting period(s), again, unless your Employee Level is 68. If your Employee Level is 68 or above, you will receive as the Initial Payment a percentage of the Total Payment equal to the top marginal income tax rate in Venezuela plus 18%, and the remainder of your Total Payment will be divided into two Contingent Payments. Consequently, regardless of your Employee Level, you will be able to pay any taxes due on the Total Payment on the Transfer Date with the amount of your Initial Payment.

Social insurance contributions likely will not be due on the Total Payment.

Withholding and Reporting

Neither your employer nor Microsoft is required to withhold and report income tax or social insurance contributions on the Total Payment. It is your responsibility to report the amount of the Total Payment to the tax authorities and calculate and pay any taxes and applicable social insurance contributions due on the Total Payment.

Microsoft Corporation

Stock Option Transfer Program:  A Guide to Issues in Vietnam

The following is a general summary of the tax and other legal consequences of the transfer of your Eligible Options in exchange for the Total Payment for individuals subject to tax in Vietnam. This summary is general in nature and does not discuss all of the tax or other legal consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of holders of Eligible Options. Please note that tax and other laws change frequently and occasionally on a retroactive basis. We advise all holders of Eligible Options considering participating in the Stock Option Transfer Program to consult with their own tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Exchange Control Approval

Microsoft is currently seeking approval from the State Bank of Vietnam to offer the Stock Option Transfer Program in Vietnam. YOUR PARTICIPATION IN THE STOCK OPTION TRANSFER PROGRAM (I.E., YOUR ABILITY TO TRANSFER ELIGIBLE OPTIONS IN EXCHANGE FOR THE TOTAL PAYMENT) IS SUBJECT TO MICROSOFT OBTAINING SUCH APPROVAL. Microsoft has obtained verbal confirmation from the State Bank of Vietnam that it will approve the Stock Option Transfer Program. However, you should confirm that such approval has been issued before electing to participate in the Stock Option Transfer Program.

The following general summary of your tax consequences assumes that Microsoft has received approval of the Stock Option Transfer Program from the State Bank of Vietnam.

Election to Participate / Amendment of Eligible Options

You will neither be subject to tax when you elect to participate in the Stock Option Transfer Program nor when the Eligible Options are amended to become transferable to JPMorgan in exchange for the Total Payment.

Receipt of Total Payment

Under current laws, the income received under cashless employee stock option plans, such as the Stock Option Transfer Program, is temporarily tax-exempt, provided that the State Bank of Vietnam registers and approves any such cashless employee stock option plan. Please note, however, that tax laws in Vietnam are expected to change substantially. Therefore, the tax treatment described in this summary could change after the Stock Option Transfer Program is offered in Vietnam.

If the amount of your Total Payment is US$20,000 or less and you will receive the Total Payment in one payment as the Initial Payment that is expected to be made on or before December 31, 2003, you likely will not be subject to income tax when you receive the Initial Payment.

If the amount of your Total Payment is greater than US$20,000 and will, therefore, be divided into an Initial Payment and into one or two Contingent Payments, it is likely that the Initial Payment will not be subject to income tax. However, it is possible that you may be subject to income tax on the Contingent Payment(s) (including any Contingent Interest Payment(s)) if and when you receive such payment(s). This will depend on whether income from cashless employee stock option plans is subject to tax at the time you receive such payment(s).

Social insurance contributions likely will not be due on the Total Payment.

Due to the uncertainty of the taxation of the Total Payment, we strongly recommend that you confirm your tax liability with your personal tax advisor.

Withholding and Reporting

Under current laws, neither your employer nor Microsoft is required to withhold income tax and social insurance contributions on the Total Payment. However, as discussed above, the tax laws are expected to change. Therefore, both Microsoft and your employer reserve the right to withhold income tax on the Total Payment in the event that applicable laws change and withholding should be required.

In any event, Microsoft or your employer is required to report to the State Bank of Vietnam the amount of the Initial Payment and the amount of the Contingent Payment(s) (including any Contingent Interest Payment(s)), if and when each such payment is actually received.